UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

AIM ImmunoTech Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED JUNE 15, 2026

AIM IMMUNOTECH INC. 2117 SW Highway 484 Ocala, Florida 34473 (352) 448-7797

__________, 2026

Dear Fellow Stockholders:

You are cordially invited to virtually attend a Special Meeting of Stockholders (including any adjournments, postponements or continuations thereof, the “Special Meeting”) of AIM ImmunoTech Inc. (the “Company”). More details on the Special Meeting can be found in the enclosed Notice of Special Meeting of Stockholders and proxy materials. You should have also received a proxy card or voting instruction form and postage-paid return envelope, through which your vote is being solicited on behalf of the Company’s Board of Directors (the “Board”).

Whether or not you intend to virtually attend the Special Meeting, YOUR VOTE IS VERY IMPORTANT. Our Board urges you to protect your investment by voting “FOR” each of the proposals. We hope you will submit a proxy to vote as soon as possible.

Thank you for being a stockholder of the Company. Your vote and participation, no matter how many shares you own, are very important to us. We look forward to your participation in our Special Meeting.

Sincerely,

Thomas K. Equels
Executive Vice Chair of the Board, Chief Executive Officer and President

If you have any questions or need any assistance in authorizing a proxy or voting your shares, please contact our proxy solicitor, Alliance Advisors, LLC:

150 Clove Road, Suite 400 Little Falls, NJ 07424 Phone: Toll-Free 1-866-206-7485 Email: AIM@allianceadvisors.com

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED JUNE 15, 2026

AIM IMMUNOTECH INC. 2117 SW Highway 484 Ocala, Florida 34473 (352) 448-7797

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 15, 2026 AT 11:00 A.M. EASTERN TIME

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of AIM ImmunoTech Inc. (the “Company”) will be held on July 15, 2026 at 11:00 A.M. Eastern Time, in a virtual meeting format, via live webcast (including any adjournments, postponements, or continuations thereof, the “Special Meeting”). The Special Meeting will be conducted in a virtual format to provide stockholders the opportunity to participate, irrespective of location.

The Special Meeting will be held for the following purposes:

1.	To approve, for purposes of complying with NYSE American Company Guide Sections 713(a) and 713(b), the issuance of more than 19.99% of the Company’s issued and outstanding shares of common stock, upon the exercise of the Class H common stock purchase warrants, pursuant to the warrant exercise inducement offer letter agreement dated May 7, 2026 (Proposal 1);

2.	To approve, for purposes of complying with NYSE American Company Guide Sections 713(a) and 713(b), the issuance of more than 19.99% of the Company’s issued and outstanding shares of common stock, upon the exercise of the Class I common stock purchase warrants, pursuant to the securities purchase agreement dated May 20, 2026 (Proposal 2);

3.	To approve, for purposes of complying with NYSE American Company Guide Sections 713(a) and 713(b), the issuance of more than 19.99% of the Company’s issued and outstanding shares of common stock, upon the exercise of the Class J common stock purchase warrants, pursuant to the securities purchase agreement dated June 9, 2026 (Proposal 3);

4.	To approve, for purposes of complying with NYSE American Company Guide Sections 713(a) and 713(b), the issuance of more than 19.99% of the Company’s issued and outstanding shares of common stock, upon the conversion or other satisfaction of that certain promissory note dated February 16, 2024 (Proposal 4);

5.	To approve, for purposes of complying with NYSE American Company Guide Sections 713(a) and 713(b), the issuance of more than 19.99% of the Company’s issued and outstanding shares of common stock, upon the conversion or other satisfaction of that certain promissory note dated November 18, 2025 (Proposal 5);

6.	To approve a series of alternate amendments to our Certificate of Incorporation to effect, at the option of our Board of Directors, a reverse stock split of our outstanding common stock at a ratio in the range of up to 1-for-25, with such ratio to be determined by our Board of Directors in its sole discretion (Proposal 6); and

7.	To approve an adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation of proxies if there are insufficient votes at the time of the Special Meeting to approve any of the other proposals presented for a vote at the Special Meeting (Proposal 7).

Who Can Vote:	The Board of Directors (the “Board”) has fixed the close of business on June 15, 2026 (the “Record Date”), as the record date for determining the stockholders entitled to receive notice of and to vote at the Special Meeting. Only stockholders of record on the Record Date may vote at the Special Meeting.

Who May Virtually Attend:	All stockholders as of the Record Date are cordially invited to virtually attend the Special Meeting by visiting https://web.viewproxy.com/AIM/2026SM where you will be able to listen to the meeting live, submit questions, and vote. It is important that your shares be represented at the Special Meeting, regardless of the number of shares you may hold. Even if you plan to attend the virtual meeting, the Board strongly encourages you to submit a proxy to vote your shares in advance of the Special Meeting. To participate in the Special Meeting, you must pre-register at https://web.viewproxy.com/AIM/2026SM by 11:00 A.M. Eastern Time, on July 14, 2026.

How You Can Vote:

Even though you may plan to virtually attend the Special Meeting, please promptly submit your proxy to vote your shares using one of the following methods: (i) on the Internet by accessing the website address printed on your proxy card, (ii) by telephone by calling the toll-free number on your proxy card using a touch-tone phone and following the instructions to record your vote, or (iii) by completing, signing, dating, and returning the enclosed proxy card in the enclosed postage-prepaid return envelope. Submitting a proxy to vote by any of these methods will not prevent you from virtually attending the Special Meeting and voting your shares at the meeting. You may change or revoke your proxy at any time before it is voted. Your vote is extremely important, and we appreciate you taking the time to submit your proxy to vote promptly.

If your brokerage firm, bank, trustee or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive a voting instruction form from the holder of record. You must provide voting instructions by filling out the voting instruction form in order for your shares to be voted. We recommend that you instruct your brokerage firm, bank, trustee or other nominee to submit your proxy to vote your shares on the enclosed proxy card.

The Board strongly recommends that you vote “FOR” Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3, “FOR” Proposal 4, “FOR” Proposal 5, “FOR” Proposal 6, and “FOR” Proposal 7.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND VIRTUALLY. ACCORDINGLY, AFTER READING THE ACCOMPANYING PROXY STATEMENT, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD AND PROMPTLY SUBMIT YOUR PROXY BY INTERNET, TELEPHONE, OR MAIL AS DESCRIBED ON THE PROXY CARD. PLEASE NOTE THAT EVEN IF YOU PLAN TO VIRTUALLY ATTEND THE SPECIAL MEETING, WE RECOMMEND THAT YOU SUBMIT A PROXY TO VOTE YOUR SHARES USING THE ENCLOSED PROXY CARD PRIOR TO THE SPECIAL MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. EVEN IF YOU ARE A RECORD HOLDER AND SUBMIT A PROXY TO VOTE YOUR SHARES PRIOR TO THE SPECIAL MEETING, YOU STILL MAY ATTEND THE SPECIAL MEETING AND VOTE YOUR SHARES VIRTUALLY AT THE SPECIAL MEETING. EVEN IF YOU ARE A BENEFICIAL OWNER AND GIVE VOTING INSTRUCTIONS PRIOR TO THE MEETING, YOU MAY ATTEND THE SPECIAL MEETING AND VOTE YOUR SHARES VIRTUALLY AT THE SPECIAL MEETING IF YOU OBTAIN A “LEGAL PROXY” FROM YOUR BROKERAGE FIRM, BANK, TRUSTEE, OR OTHER NOMINEE TO VOTE YOUR SHARES IN YOUR OWN NAME.

Regardless of the number of shares of common stock of the Company that you own, your vote will be very important. Thank you for your ongoing support, interest and investment in the Company.

By Order of the Board of Directors

William M. Mitchell
Chair of the Board
Ocala, Florida
__________, 2026

We are mailing or emailing a full set of our printed proxy materials to stockholders on or about June 26, 2026.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD VIRTUALLY AT 11:00 A.M. EASTERN TIME, ON JULY 15, 2026.

The Notice of Special Meeting of Stockholders, this Proxy Statement, the accompanying proxy card are available free of charge at https://aimimmuno.com/sec-filings. You may also obtain these materials at the website of the U.S. Securities and Exchange Commission at https://www.sec.gov.

Please complete, sign, date and promptly return the enclosed proxy card in the envelope provided, or grant a proxy and give voting instructions by Internet or telephone, so that your shares may be represented at the Special Meeting. Instructions are on your proxy card or on the voting instruction form provided by your brokerage firm, bank, trustee or other nominee.

********************

The accompanying Proxy Statement provides a detailed description of the business to be conducted at the Special Meeting. We urge you to read the accompanying Proxy Statement carefully and in its entirety.

If you have any questions concerning the business to be conducted at the Special Meeting, would like additional copies of the Proxy Statement or require any assistance in voting your shares, please contact our proxy solicitor, Alliance Advisors, LLC:

150 Clove Road, Suite 400

Little Falls, NJ 07424

Phone: Toll-Free 1-866-206-7485

Email: AIM@allianceadvisors.com

AIM IMMUNOTECH INC.

2117 SW Highway 484

Ocala, FL 34473

INTRODUCTION

This proxy statement (including all appendices attached hereto, this “Proxy Statement”) is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors (the “Board”) of AIM ImmunoTech Inc. (the “Company,” “we” or “us”) for use at a Special Meeting of Stockholders to be held virtually on July 15, 2026 at 11:00 A.M. Eastern Time (including any adjournments, postponements or continuations thereof, the “Special Meeting”). This solicitation of proxies is made on behalf of our Board.

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. As this summary does not contain all of the information that you should consider, we encourage you to carefully read the entire Proxy Statement for more information before voting.

THE SPECIAL MEETING

Special Meeting of Stockholders

Time and Date:	On July 15, 2026, at 11:00 A.M. Eastern Time.

Place:	Via live webcast by visiting https://web.viewproxy.com/AIM/2026SM. To participate in the Special Meeting, you must pre-register at https://web.viewproxy.com/AIM/2026SM by 11:00 A.M. Eastern Time, on July 14, 2026.

Record Date:	The close of business on June 15, 2026 (the “Record Date”).

Proxy Materials:	The Notice of Special Meeting of Stockholders, this Proxy Statement, and the accompanying proxy card are first being sent to stockholders of record as of the Record Date on or about June 26, 2026.

1

Proposals and Board Recommendations for Voting

PROPOSAL	RECOMMENDATION ON THE PROXY CARD
Proposal 1 - Approve, for purposes of complying with NYSE American Company Guide Sections 713(a) and 713(b), the issuance of more than 19.99% of the Company’s issued and outstanding shares of common stock, upon the exercise of the Class H common stock purchase warrants, pursuant to the warrant exercise inducement offer letter agreement dated May 7, 2026;	FOR

Proposal 2 - Approve, for purposes of complying with NYSE American Company Guide Sections 713(a) and 713(b), the issuance of more than 19.99% of the Company’s issued and outstanding shares of common stock, upon the exercise of the Class I common stock purchase warrants, pursuant to the securities purchase agreement dated May 20, 2026;	FOR

Proposal 3 - Approve, for purposes of complying with NYSE American Company Guide Sections 713(a) and 713(b), the issuance of more than 19.99% of the Company’s issued and outstanding shares of common stock, upon the exercise of the Class J common stock purchase warrants, pursuant to the securities purchase agreement dated June 9, 2026;	FOR

Proposal 4 - Approve, for purposes of complying with NYSE American Company Guide Sections 713(a) and 713(b), the issuance of more than 19.99% of the Company’s issued and outstanding shares of common stock, upon the conversion or other satisfaction of that certain promissory note dated February 16, 2024;	FOR

Proposal 5 - Approve, for purposes of complying with NYSE American Company Guide Sections 713(a) and 713(b), the issuance of more than 19.99% of the Company’s issued and outstanding shares of common stock, upon the conversion or other satisfaction of that certain promissory note dated November 18, 2025;	FOR

Proposal 6 - Approve a series of alternate amendments to our Certificate of Incorporation to effect, at the option of our Board, a reverse stock split of our outstanding common stock at a ratio in the range of up to 1-for-25, with such ratio to be determined by our Board in its sole discretion; and	FOR

Proposal 7 - Approve an adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation of proxies if there are insufficient votes at the time of the Special Meeting to approve any of the other proposals presented for a vote at the Special Meeting.	FOR

The Board strongly recommends that you vote “FOR” Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3, “FOR” Proposal 4, “FOR” Proposal 5, “FOR” Proposal 6, and “FOR” Proposal 7.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND VIRTUALLY. ACCORDINGLY, AFTER READING THE ACCOMPANYING PROXY STATEMENT, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD AND PROMPTLY SUBMIT YOUR PROXY BY INTERNET, TELEPHONE, OR MAIL AS DESCRIBED ON THE PROXY CARD. PLEASE NOTE THAT EVEN IF YOU PLAN TO VIRTUALLY ATTEND THE SPECIAL MEETING, WE RECOMMEND THAT YOU VOTE USING THE ENCLOSED PROXY CARD PRIOR TO THE SPECIAL MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. EVEN IF YOU ARE A RECORD HOLDER AND SUBMIT A PROXY TO VOTE YOUR SHARES PRIOR TO THE SPECIAL MEETING, YOU STILL MAY ATTEND THE SPECIAL MEETING AND VOTE YOUR SHARES VIRTUALLY AT THE SPECIAL MEETING. EVEN IF YOU ARE A BENEFICIAL OWNER AND GIVE VOTING INSTRUCTIONS PRIOR TO THE MEETING, YOU MAY ATTEND THE SPECIAL MEETING AND VOTE YOUR SHARES VIRTUALLY AT THE SPECIAL MEETING IF YOU OBTAIN A “LEGAL PROXY” FROM YOUR BROKERAGE FIRM, BANK, TRUSTEE OR OTHER NOMINEE TO VOTE YOUR SHARES IN YOUR OWN NAME.

For more information and up-to-date postings, please go to www.aimimmuno.com. Information on our website is not, and will not be deemed to be, a part of this Proxy Statement or incorporated into any of our other filings with the U.S. Securities and Exchange Commission (the “SEC”). If you need assistance with voting or have any questions, please contact Alliance Advisors, LLC (“Alliance Advisors”), our proxy solicitor assisting us in connection with the Special Meeting. You may call toll free at 1-866-206-7485 or contact Alliance Advisors by email at AIM@allianceadvisors.com.

2

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND VOTING

Why am I receiving these proxy materials?

You received these proxy materials because you were a stockholder of record of the Company on the Record Date. Our Board is soliciting your proxy to vote your shares at the Special Meeting on the matters to be considered at that meeting. The Notice of Special Meeting of Stockholders, this Proxy Statement and the form of proxy card are being made available to you on or about June 26, 2026. This Proxy Statement includes information that we are required to provide to you under SEC rules and that is designed to assist you in making an informed decision when voting your shares.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held on July 15, 2026 at 11:00 A.M. Eastern Time, via live webcast at https://web.viewproxy.com/AIM/2026SM. To participate in the Special Meeting, you must pre-register at https://web.viewproxy.com/AIM/2026SM by 11:00 A.M. Eastern Time, on July 14, 2026. Stockholders will NOT be able to attend the Special Meeting in person. Attendance at the Special Meeting will be limited to stockholders as of the Record Date, their authorized representatives and guests of the Company. Access to the Special Meeting may be granted to others at the discretion of the Company and the chair of the Special Meeting.

Please have your voting instruction form, proxy card or other communication containing your control number available and follow the instructions to complete your registration request. Upon completing registration, participants will receive further instructions via email, including unique links that will allow them to access the meeting.

Stockholders may log into the meeting platform beginning at 10:30 A.M. Eastern Time, on July 15, 2026. We encourage you to log in prior to the meeting start time. If you are a beneficial holder, you must obtain a “legal proxy” from your brokerage firm, bank, trustee or other nominee in order to vote at the Special Meeting. The Board strongly encourages you to submit a proxy to vote your shares in advance of the meeting. If you need assistance with registration, voting or have any questions, please contact Alliance Advisors, our proxy solicitor assisting us in connection with the Special Meeting.

We will provide stockholders the opportunity to ask questions. Questions submitted during the Special Meeting pertinent to meeting matters will be answered during the meeting, subject to time constraints. Instructions for submitting questions and making statements will be posted on the virtual meeting website. The question-and-answer session will be conducted in accordance with certain rules of conduct. The rules of conduct will be available at https://aimimmuno.com/stockholder-meeting/ prior to the date of the Special Meeting and may include certain procedural requirements.

Even if you plan to virtually attend the Special Meeting, we strongly urge you to submit a proxy to vote your shares in advance either by completing, signing and dating the enclosed proxy card and returning it in the postage-paid envelope provided or via the Internet or telephone, as soon as possible. This will ensure your vote will be counted if you later are unable or decide not to virtually attend the Special Meeting. If you are a beneficial owner of shares held in street name, we urge you to provide voting instructions to your bank, broker, or other nominee.

What if I experience technical issues with the virtual meeting platform?

We will have technicians ready to assist you with any technical difficulties you may have while accessing the virtual Special Meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the Special Meeting, please call the technical support number that will be included in the reminder email you will receive the day before the meeting. We encourage you to access the virtual meeting prior to the start time. If you need assistance with registration, voting or have any questions, please contact Alliance Advisors, our proxy solicitor assisting us in connection with the Special Meeting.

3

What is a proxy?

A proxy is your legal designation of another person (your “proxy”) to vote the shares of common stock you hold at the Special Meeting. By completing and returning the proxy card(s), which identify the individuals or trustees authorized to act as your proxy, you are giving each of those individuals authority to vote your shares of common stock as you have instructed. By voting via proxy, each stockholder is able to cast his or her vote without having to virtually attend the Special Meeting. Even if you plan to virtually attend the Special Meeting, we recommend that you submit a proxy to vote your shares using the enclosed proxy card prior to the Special Meeting or via the Internet or telephonic voting methods to ensure that your shares are represented and voted at the Special Meeting.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive.

What matters will be voted on at the Special Meeting?

The following items are each listed on the proxy card:

1.	The approval, for purposes of complying with NYSE American Company Guide Sections 713(a) and 713(b), of the issuance of more than 19.99% of the Company’s issued and outstanding shares of common stock, upon the exercise of the Class H common stock purchase warrants, pursuant to the warrant exercise inducement offer letter agreement dated May 7, 2026 (Proposal 1);

2.	The approval, for purposes of complying with NYSE American Company Guide Sections 713(a) and 713(b), of the issuance of more than 19.99% of the Company’s issued and outstanding shares of common stock, upon the exercise of the Class I common stock purchase warrants, pursuant to the securities purchase agreement dated May 20, 2026 (Proposal 2);

3.	The approval, for purposes of complying with NYSE American Company Guide Sections 713(a) and 713(b), of the issuance of more than 19.99% of the Company’s issued and outstanding shares of common stock, upon the exercise of the Class J common stock purchase warrants, pursuant to the securities purchase agreement dated June 9, 2026 (Proposal 3);

4.	The approval, for purposes of complying with NYSE American Company Guide Sections 713(a) and 713(b), of the issuance of more than 19.99% of the Company’s issued and outstanding shares of common stock, upon the conversion or other satisfaction of that certain promissory note dated February 16, 2024 (Proposal 4);

5.	The approval, for purposes of complying with NYSE American Company Guide Sections 713(a) and 713(b), of the issuance of more than 19.99% of the Company’s issued and outstanding shares of common stock, upon the conversion or other satisfaction of that certain promissory note dated November 18, 2025 (Proposal 5);

6.	The approval of a series of alternate amendments to our Certificate of Incorporation to effect, at the option of our Board, a reverse stock split of our outstanding common stock at a ratio in the range of up to 1-for-25, with such ratio to be determined by our Board in its sole discretion (Proposal 6); and

7.	The approval of an adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation of proxies if there are insufficient votes at the time of the Special Meeting to approve any of the other proposals presented for a vote at the Special Meeting (Proposal 7).

4

What happens if additional matters are presented at the Special Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Special Meeting. If you grant a proxy, Thomas K. Equels, our CEO and President, and/or Peter W. Rodino III, our COO, Secretary and General Counsel, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

What are the Board’s voting recommendations?

The Board unanimously recommends that you vote your shares:

●	FOR the approval, for purposes of complying with NYSE American Company Guide Sections 713(a) and 713(b), of the issuance of more than 19.99% of the Company’s issued and outstanding shares of common stock, upon the exercise of the Class H common stock purchase warrants, pursuant to the warrant exercise inducement offer letter agreement dated May 7, 2026 (Proposal 1);

●	FOR the approval, for purposes of complying with NYSE American Company Guide Sections 713(a) and 713(b), of the issuance of more than 19.99% of the Company’s issued and outstanding shares of common stock, upon the exercise of the Class I common stock purchase warrants, pursuant to the securities purchase agreement dated May 20, 2026 (Proposal 2);

●	FOR the approval, for purposes of complying with NYSE American Company Guide Sections 713(a) and 713(b), of the issuance of more than 19.99% of the Company’s issued and outstanding shares of common stock, upon the exercise of the Class J common stock purchase warrants, pursuant to the securities purchase agreement dated June 9, 2026 (Proposal 3)

●	FOR the approval, for purposes of complying with NYSE American Company Guide Sections 713(a) and 713(b), of the issuance of more than 19.99% of the Company’s issued and outstanding shares of common stock, upon the conversion or other satisfaction of that certain promissory note dated February 16, 2024 (Proposal 4);

●	FOR the approval, for purposes of complying with NYSE American Company Guide Sections 713(a) and 713(b), of the issuance of more than 19.99% of the Company’s issued and outstanding shares of common stock, upon the conversion or other satisfaction of that certain promissory note dated November 18, 2025 (Proposal 5);

●	FOR the approval of a series of alternate amendments to our Certificate of Incorporation to effect, at the option of our Board, a reverse stock split of our outstanding common stock at a ratio in the range of up to 1-for-25, with such ratio to be determined by our Board in its sole discretion (Proposal 6); and

●	FOR the approval of an adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation of proxies if there are insufficient votes at the time of the Special Meeting to approve any of the other proposals presented for a vote at the Special Meeting (Proposal 7).

All shares represented by validly executed proxy cards received prior to the taking of the vote at the Special Meeting will be voted by the designated proxy holders and, where a stockholder specifies by means of the proxy card a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

Do I have to virtually attend the Special Meeting to vote?

No. If you want to have your vote count at the Special Meeting, but not actually attend the meeting virtually, you may vote by granting a proxy or – for beneficial owners (i.e., “street name” stockholders) – by submitting voting instructions to your brokerage firm, bank, trustee or other nominee. In most instances, you will be able to do this via the Internet or by mail.

In the United States, if you are not in possession of your voting proxy or instruction form, please contact your brokerage firm, bank, trustee or other nominee for assistance in obtaining a duplicate control number.

5

Do Europeans holding the Company’s common stock have to vote a different way?

Yes. Europeans holding the Company’s common stock must contact their custodian bank or broker directly, as European banks and brokerage houses do not necessarily forward the proxy materials to stockholders. As we are a Delaware corporation, there is no need for your bank or brokerage house to block your shares. Banks and brokerage houses simply need to certify the number of shares owned by their clients on the Record Date, and cast votes on your behalf by July 14, 2026 at 5:00 P.M. Eastern Time.

The proxy materials are available at: https://aimimmuno.com/stockholder-meeting.

How may I obtain a printed copy of the proxy materials?

To receive, free of charge, a separate copy of the Notice of Special Meeting of Stockholders and this Proxy Statement, stockholders may write or call our offices at the following address or telephone number:

AIM ImmunoTech Inc.

Attn: Investor Relations

2117 SW Highway 484

Ocala, Florida 34473

(352) 448-7797

Beneficial owners (i.e., “street name” stockholders) may contact their brokerage firm, bank, trustee or other nominee to request information.

What is the Record Date and what does it mean?

Our Board established the close of business on June 15, 2026 as the Record Date for the Special Meeting. Stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting.

Who can vote at the Special Meeting?

Only stockholders of record on the Record Date will be entitled to vote at the Special Meeting.

What is the difference between a “registered stockholder” and a “street name stockholder?”

These terms describe how your shares of common stock are held.

Registered Stockholders/Stockholders of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, EQ (formerly American Stock Transfer & Trust Company), then you are a stockholder of record (also known as a “registered stockholder”). As a stockholder of record, you may vote by proxy or vote at the virtual Special Meeting. Whether or not you plan to attend the Special Meeting virtually, we encourage you to submit your proxy as soon as possible by (i) accessing the Internet site, (ii) dialing the phone number on your proxy card and following the instructions, or (iii) if applicable, completing, signing, dating and returning a proxy card to ensure your vote is counted.

Street Name Stockholder/Beneficial Owner: Shares Registered in the Name of a Brokerage Firm, Bank, Trustee or Other Nominee

If on the Record Date your shares were not held in your name, but rather in an account at a brokerage firm, bank, trustee or other nominee, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your brokerage firm, bank, trustee or other nominee on how to vote the shares in your account. You are also invited to attend the Special Meeting virtually provided that you bring with you proof of your beneficial ownership of shares, such as a brokerage account statement. However, if you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid “legal proxy” from your brokerage firm, bank, trustee or other nominee.

6

How do I vote?

Registered Stockholders. If you are a registered stockholder (i.e., you hold your shares in your own name through our transfer agent, EQ) as of the Record Date, then you may submit a proxy to vote your shares by telephone, or by mail by following the instructions provided on the proxy card. Stockholders of record may also vote at the virtual Special Meeting by visiting https://web.viewproxy.com/AIM/2026SM and following the on-screen instructions (have your proxy card ready). If you are a stockholder of record, you may still attend the virtual Special Meeting and vote your shares at the Special Meeting, even if you have already submitted a proxy.

Beneficial Owners. If you are a beneficial owner of shares (i.e., your shares are held in the name of a brokerage firm, bank, trustee or other nominee) as of the Record Date, then you may vote your shares by following the instructions provided in the voting instruction form or other materials provided to you by the brokerage firm, bank, trustee or other nominee that holds your shares. To vote at the virtual Special Meeting, you must obtain a valid proxy from the brokerage firm, bank, trustee or other nominee that is the record holder of your shares. If you do not provide voting instructions to your broker, then your shares will not be represented or voted at the Special Meeting on any proposal with respect to which the broker does not have discretionary authority.

Your broker may exercise discretion to vote your shares on Proposals 6 and 7, even in the absence of your instruction. If your shares are voted on Proposals 6 or 7, as directed by your broker, your shares will constitute “broker non-votes” on each of the non-routine proposals (i.e., Proposals 1, 2, 3, 4, and 5). The “broker non-votes” will be counted for purposes of determining whether a quorum exists at the meeting. The voting instruction form provided by the broker holding your shares may also include information about how to submit your voting instructions over the Internet, if such options are available.

If you have any questions or need assistance in voting your proxy, please contact Alliance Advisors, toll-free, at 1-866-206-7485.

Whether or not you expect to attend the Special Meeting virtually, the Board urges stockholders to submit a proxy to vote your shares in advance of the meeting by (i) visiting https://web.viewproxy.com/AIM/2026SM and following the on screen instructions, (ii) calling the number on your proxy card and following the instructions, or (iii) submitting your proxy card by mail in the postage-paid envelope. Submitting a proxy will not prevent you from revoking a previously submitted proxy or changing your vote as described above.

If you submit a proxy via the Internet, by telephone, or by mailing a proxy card, your shares will be voted as you direct. For each Proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

How many shares of common stock are entitled to vote at the Special Meeting and how many votes do I have?

As of the Record Date, there were approximately [27,724,245] shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting. Each share is entitled to one vote on all matters.

Do I have appraisal or dissenters’ rights?

None of the applicable Delaware law, our Amended and Restated Certificate of Incorporation, as amended, nor our Amended and Restated By-Laws, as amended (the “Bylaws”), provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals set forth in this Proxy Statement. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such proposals.

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Does the Company have cumulative voting?

No. There is no cumulative voting, and the holders of the Company’s common stock vote together as a single class.

How many votes must be present to hold the Special Meeting?

For the Special Meeting, under our Bylaws, the required quorum for the transaction of business at the Special Meeting is 33 and 1/3% of the shares of common stock entitled to vote at the Special Meeting or by proxy.

For purposes of determining whether a quorum is present, each share of common stock is deemed to entitle the holder to one vote.

Your shares will be counted for purposes of determining if there is a quorum if you:

●	Are entitled to vote and are present at the virtual Special Meeting; or

●	Have properly voted via the Internet, by telephone, or by submitting a proxy card or voting instruction form by mail.

What vote is required to approve each proposal?

Proposal 1 - The affirmative vote of the holders of a majority of the votes cast on Proposal 1, is required to approve, for purposes of complying with NYSE American Company Guide Sections 713(a) and 713(b), the issuance of more than 19.99% of the Company’s issued and outstanding shares of common stock, upon the exercise of the Class H common stock purchase warrants, pursuant to the warrant exercise inducement offer letter agreement dated May 7, 2026.

Proposal 2 - The affirmative vote of the holders of a majority of the votes cast on Proposal 2 is required to approve, for purposes of complying with NYSE American Company Guide Sections 713(a) and 713(b), the issuance of more than 19.99% of the Company’s issued and outstanding shares of common stock, upon the exercise of the Class I common stock purchase warrants, pursuant to the securities purchase agreement dated May 20, 2026.

Proposal 3 - The affirmative vote of the holders of a majority of the votes cast on Proposal 3 is required to approve, for purposes of complying with NYSE American Company Guide Sections 713(a) and 713(b), the issuance of more than 19.99% of the Company’s issued and outstanding shares of common stock, upon the exercise of the Class J common stock purchase warrants, pursuant to the securities purchase agreement dated June 9, 2026.

Proposal 4 - The affirmative vote of the holders of a majority of the votes cast on Proposal 4 is required to approve, for purposes of complying with NYSE American Company Guide Sections 713(a) and 713(b), the issuance of more than 19.99% of the Company’s issued and outstanding shares of common stock, upon the conversion or other satisfaction of that certain promissory note dated February 16, 2024.

Proposal 5 - The affirmative vote of the holders of a majority of the votes cast on Proposal 5 is required to approve, for purposes of complying with NYSE American Company Guide Sections 713(a) and 713(b), the issuance of more than 19.99% of the Company’s issued and outstanding shares of common stock, upon the conversion or other satisfaction of that certain promissory note dated November 18, 2025.

Proposal 6 – The affirmative vote of the holders of a majority of the votes cast on Proposal 6 is required to approve a series of alternate amendments to our Certificate of Incorporation to effect, at the option of our Board, a reverse stock split of our outstanding common stock at a ratio in the range of up to 1-for-25, with such ratio to be determined by our Board in its sole discretion.

Proposal 7 - The affirmative vote of the holders of a majority of the votes cast on Proposal 7 is required to approve the proposal for an adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation of proxies if there are insufficient votes at the time of the Special Meeting to approve any of the other proposals presented for a vote at the Special Meeting.

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How do abstentions and broker non-votes affect the voting results?

Abstentions and broker non-votes, if any, will have no effect on the outcome of Proposals 1, 2, 3, 4, 5, 6, or 7. Brokers will not have discretionary authority to vote on Proposals 1, 2, 3, 4, or 5, and broker non-votes will have no effect on the outcome of the voting on Proposals 1, 2, 3, 4, or 5. Because Proposals 6 and 7 are “routine,” we do not expect that any broker non-votes will occur with respect to Proposal 6 or Proposal 7.

Where will I be able to find the voting results of the Special Meeting?

We expect to disclose final voting results based on the Inspector of Elections’s final, certified report on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting. If final results are unavailable at that time, we intend to file preliminary voting results based on the preliminary tabulation by the Inspector of Elections and then file the final voting results in an amendment to the Current Report on Form 8-K within four business days of the day the final results are available.

Can I change my vote after I have mailed in my proxy card(s) or submitted my vote via the Internet?

Yes. You can revoke your proxy at any time before the polls close at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

●	You may submit another properly completed proxy card with a later date;

●	You may send a written notice that you are revoking your proxy to our Corporate Secretary at the Company, Attn: Corporate Secretary, AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala, Florida 34473; or

●	You may attend the Special Meeting and vote virtually. Simply attending the Special Meeting will not, by itself, revoke your proxy.

If your shares are held by your brokerage firm, bank, trustee or other nominee, you should follow the instructions provided by your brokerage firm, bank, trustee or other nominee to revoke your proxy.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections or without marking your voting selection as to a particular proposal, your shares will be voted “FOR” Proposals 1, 2, 3, 4, 5, 6, and 7 to the extent your proxy card does not indicate otherwise.

Who may attend the Special Meeting?

Attendance at the virtual Special Meeting will be limited to stockholders of record as of the Record Date, their authorized representatives, and guests of the Company. Access to the Special Meeting may be granted to others at the discretion of the Company and the chair of the Special Meeting. To participate in the Special Meeting, you must pre-register at https://web.viewproxy.com/AIM/2026SM by 11:00 A.M Eastern Time, on July 14, 2026.

Please have your voting instruction form, proxy card or other communication containing your control number available and follow the instructions to complete your registration request. If you are a beneficial holder, you must obtain a “legal proxy” from your brokerage firm, bank, trustee or other nominee to participate in the Special Meeting. Upon completing registration, participants will receive further instructions via email, including unique links that will allow them to access the meeting.

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Even if you plan to attend the Special Meeting virtually, we strongly urge you to vote in advance either by completing, signing, and dating the enclosed voting instruction form or proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or telephone, as soon as possible. This will ensure your vote will be counted if you later are unable or decide not to attend the Special Meeting.

Is a list of stockholders of record available?

The Company’s list of stockholders as of the Record Date and entitled to vote at the Special Meeting will be available for examination by any stockholder, for any purpose germane to the Special Meeting, for a period of 10 days before the Special Meeting during ordinary business hours at 2117 SW Highway 484, Ocala, Florida 34473, the Company’s principal place of business. If you wish to inspect the stockholder list, please submit your request, along with proof of ownership, by email to Laurie Santos at Laurie.Santos@AIMimmuno.com to schedule an appointment during ordinary business hours.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

●	As necessary to meet applicable legal requirements;

●	To allow for the tabulation and certification of votes; and

●	To facilitate a proxy solicitation.

Who will count the votes?

One or more Inspector of Elections will tabulate the votes.

Who is paying the costs of the proxy solicitation?

The Company will pay the entire cost of the Board’s soliciting of proxies. In addition to these mailed proxy materials and the use of the Internet, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Other than the persons described in this Proxy Statement, no general class of employee of the Company will be employed to solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, our employees, officers and directors may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. Directors, officers and employees will not be paid any additional or special compensation for soliciting proxies. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of the common stock in their names that are beneficially owned by others to forward to those beneficial owners. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding solicitation materials to beneficial owners.

We have engaged Alliance Advisors, LLC (“Alliance Advisors”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Alliance Advisors a fee of $12,000 and will reimburse Alliance Advisors for its reasonable out-of-pocket expenses and indemnify Alliance Advisors against certain losses, damages, expenses, liabilities or claims.

Who should I call if I have questions about the Special Meeting or need assistance voting my shares?

If you have any questions or require assistance voting, or if you need additional copies of the proxy materials, please contact our proxy solicitation firm, Alliance Advisors:

150 Clove Road, Suite 400

Little Falls, NJ 07424

Phone: Toll-Free 1-866-206-7485

Email: AIM@allianceadvisors.com

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CONDUCT OF THE SPECIAL MEETING

The Chair of our Board (or in the absence of the Chair, the President (or a Vice President in the absence of the President), or in the absence of the foregoing persons, any person designated by our Board) has broad authority to conduct the Special Meeting in an orderly manner. Our Board or the person serving as chair of the meeting have authority to establish rules of conduct for stockholders who wish to address the meeting, including limiting questions to the order of business and to a certain amount of time. Copies of these rules will be made available at https://aimimmuno.com/stockholder-meeting prior to the Special Meeting. To ensure that the meeting is conducted in a manner that is fair to all stockholders, the chair of the meeting may also exercise broad discretion in recognizing stockholders who wish to speak in determining the extent of discussion on each item of business and in managing disruptions or disorderly conduct. Instructions for submitting questions and making statements will be posted on the virtual meeting website.

OTHER MATTERS

Householding of Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Company stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our proxy materials, including this Proxy Statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement and other meeting materials to Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or by calling Broadridge at 1-866-540-7095. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

Cautionary Note Regarding Forward-Looking Statements

This Proxy Statement includes forward-looking statements that involve risks, uncertainties and assumptions that are difficult to predict. Words and expressions reflecting optimism, satisfaction or disappointment with current prospects, as well as words such as “believes,” “hopes,” “intends,” “estimates,” “expects,” “projects,” “plans,” “anticipates” and variations thereof, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. The Company’s forward-looking statements are not guarantees of performance, and actual results could vary materially from those contained in or expressed by such statements due to risks, uncertainties and other factors. The Company urges investors to consider specifically the various risk factors identified in its most recent annual report on Form 10-K, and any risk factors or cautionary statements included in any subsequent Form 10-Qs or Form 8-Ks, filed with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Proxy Statement. Except as required by law, the Company does not undertake any responsibility to update any forward-looking statements to take into account events or circumstances that occur after the date of this Proxy Statement.

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PROPOSALS TO STOCKHOLDERS

PROPOSAL 1

APPROVAL, FOR PURPOSES OF COMPLYING WITH NYSE AMERICAN COMPANY GUIDE SECTIONS 713(a) AND 713(b), OF THE ISSUANCE OF MORE THAN 19.99% OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF COMMON STOCK, UPON THE EXERCISE OF THE CLASS H COMMON STOCK PURCHASE WARRANTS, PURSUANT TO THE WARRANT EXERCISE INDUCEMENT OFFER LETTER AGREEMENT DATED MAY 7, 2026

General

We are asking stockholders to approve the sale and issuance of more than 19.99% of our outstanding shares of our common stock, comprised of shares of common stock underlying Class H common stock purchase warrants (the “Class H Warrants”), pursuant to that certain warrant exercise inducement offer letter (the “Inducement Letter”) entered into with certain holders of then-existing warrants on May 7, 2026.

Background

On May 7, 2026, the Company entered into the Inducement Letter with holders (the “Warrant Holders”) of (i) Class A and Class B common stock purchase warrants issued on May 31, 2024 (the “Existing May 2024 Warrants”), exercisable for up to an aggregate of 112,819 shares of the Company’s common stock, (ii) Class C and Class D common stock purchase warrants issued on September 30, 2024 (the “Existing September 2024 Warrants”), exercisable for up to an aggregate of 93,061 shares of the Company’s common stock, and (iii) Class E and Class F common stock purchase warrants issued on July 31, 2025 (the “Existing July 2025 Warrants” and together with the Existing May 2024 Warrants and the Existing September 2024 Warrants, the “Existing Warrants”), exercisable for up to an aggregate of 8,514,048 shares of the Company’s common stock. The Existing May 2024 Warrants had an exercise price of $36.30 per share, the Existing September 2024 Warrants had an exercise price of $28.00 per share, and the Existing July 2025 Warrants had an exercise price of $1.439 per share.

Pursuant to the Inducement Letter, the Warrant Holders agreed to exercise the Existing Warrants for cash at a reduced exercise price of $0.48 per share in consideration of the Company’s agreement to issue the Warrant Holders new warrants to purchase up to a number of shares of common stock equal to 200% of the number of shares of common stock issued pursuant to such Warrant Holder’s exercise of Existing Warrants, comprised of new Class H Warrants to purchase up to 14,903,840 shares of common stock with an exercise term of five years from the initial exercise date (such transaction, the “Warrant Inducement Transaction”). The initial exercise date of the Class H Warrants is the Class H Warrants Stockholder Approval Date (as defined below), and the exercise price thereof is $0.60 per share.

The Company entered into an engagement agreement (the “Engagement Agreement”) with Ladenburg Thalmann & Co. Inc. (“Ladenburg”) to act as its placement agent in connection with the transactions summarized above. Pursuant to the Engagement Agreement, the Company paid Ladenburg a cash fee of 8.0% of the aggregate gross proceeds. Pursuant to the Engagement Agreement, the Company agreed to reimburse Ladenburg for its expenses incurred in connection with the offering in an amount up to $50,000. The Company also agreed to issue to Ladenburg or its designees warrants to purchase up to 6% of the aggregate number of shares of common stock issued pursuant to the Inducement Letter to the Warrant Holders who agreed to exercise their Existing Warrants. Additionally, the Company paid Ladenburg a management fee of 0.75% of the aggregate gross proceeds received from the Holders’ exercise of their Existing Warrants.

The Warrant Inducement Transaction closed on May 8, 2026, and the Company received approximately $3.5 million in gross proceeds, before deducting offering expenses payable by the Company.

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The issuance of the shares of common stock issuable upon exercise of the Class H Warrants (the “Class H Warrant Shares”) is subject to stockholder approval under applicable rules and regulations of NYSE American, to the extent required by such rules and regulations (“Class H Warrants Stockholder Approval” and the date on which Stockholder Approval is received and deemed effective, the “Class H Warrants Stockholder Approval Date”). The Company agreed to convene a stockholders’ meeting on or before the 75th day following the closing of the Warrant Inducement Transaction to approve the issuance of the Class H Warrant Shares, if required. The Company is therefore calling this Special Meeting to satisfy that obligation. If the Company does not obtain Class H Warrants Stockholder Approval at the Special Meeting, the Company is obligated to use commercially reasonable efforts to call a meeting every 90 days thereafter to seek Class H Warrants Stockholder Approval until the earlier of the date Class H Warrants Stockholder Approval is obtained or the Class H Warrants are no longer outstanding.

The Company has agreed to file a registration statement on Form S-3 (or other appropriate form if the Company is not then S-3 eligible) 30 calendar days after closing, to register the resale of the Class H Warrant Shares and to use commercially reasonable efforts to cause such registration statement to become effective within 60 calendar days of its initial filing, or 90 calendar days should the SEC conduct a review of the initial filing.

We are submitting this Proposal 1 to you in order to obtain the requisite stockholder authorization in accordance with the requirements of the Inducement Letter and the NYSE American Company Guide Sections 713(a) and Section 713(b) to issue shares of our common stock in excess of 19.99% of our outstanding shares of common stock, comprised of the Class H Warrant Shares, as of the date of the Inducement Letter.

Additional information with respect to the Inducement Letter, Engagement Agreement, and the Warrant Inducement is contained in our Current Report on Form 8-K filed with the Commission on May 8, 2026. The discussion herein relating to the Inducement Letter, Engagement Agreement, and the Warrant Inducement is qualified in its entirety by reference to the transaction documents filed as exhibits to such Current Report on Form 8-K.

Reasons for Class H Warrants Stockholder Approval

Our common stock is listed on the NYSE American, and, as such, we are subject to the applicable rules of the NYSE American, including Section 713(a) of the NYSE American Company Guide, which requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of common stock at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding common stock (the “NYSE 20% Rule”). NYSE American Company Guide Section 713(b) requires a company listed on the NYSE American to obtain stockholder approval prior to an issuance of securities that will result in a “change of control” of the company. Although NYSE American has not adopted any rule as to what constitutes a “change of control,” a change of control may be deemed to occur when an investor or investor group acquires or has the right to acquire 20% or more of a company’s outstanding common stock or voting power and such ownership or voting power would be the largest ownership position. Accordingly, to comply with the NYSE 20% Rule and Section 713(b) we are seeking stockholder approval of the issuance of the Class H Warrant Shares. Effectively, stockholder approval of this Proposal 1 is one of the conditions for the Company to receive up to an additional $8.9 million in gross proceeds upon the exercise of the Class H Warrants, if exercised for cash in full. As a result of the foregoing, to fully realize the anticipated benefits of the Warrant Inducement and provide us with the most flexibility to raise additional capital, we are seeking stockholder approval of the issuance of the Class H Warrant Shares, in accordance with the NYSE 20% Rule and Section 713(b). However, the Company cannot predict when or if the Class H Warrants will be exercised for cash or exercised at all. The Class H Warrants are exercisable on a cashless basis if, at the time of exercise, there is no effective registration statement registering, or no prospectus contained therein is available for, the resale of the Class H Warrant Shares.

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the Warrant Inducement, as the Warrant Inducement has already been completed. We are only asking for approval to issue shares of common stock issuable upon exercise of the Class H Warrants.

Effect of the Proposal

In the event that our stockholders approve this Proposal 1 at the Special Meeting, the Warrant Holders will have the option to exercise the Class H Warrants for cash in full. This would result in the Company receiving an additional $8.9 million in gross proceeds, increasing the amount of gross proceeds raised to approximately $12.4 million including amounts raised in the Warrant Inducement. As a result, the Company would have more flexibility to pursue its business growth objectives. However, the Company cannot predict when or if the Class H Warrants will be exercised for cash or exercised at all. The Class H Warrants are exercisable on a cashless basis if, at the time of exercise, there is no effective registration statement registering, or no prospectus contained therein is available for, the resale of the Class H Warrant Shares.

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The failure of our stockholders to approve this Proposal 1 may materially adversely affect the Company’s future ability to raise equity and also risks significantly impairing the operations, assets, and ongoing viability of the Company. Our existing cash and cash equivalents and short-term investments will not be sufficient to fund our operating expenses and capital expenditure requirements through the next 12 months. If we are not able to raise additional capital in the very near-term, it is likely that we will have to delay, reduce, or eliminate significant portions of our development and other efforts relating to our products, which could, among other things, negatively impact our revenue opportunities. We also may have to reduce marketing or other resources devoted to our products or cease operations entirely. Any of these factors could have a material adverse effect on our financial condition, operating results, and business. The Company has already raised approximately $3.9 million in gross proceeds from the Warrant Inducement. If the Class H Warrants cannot be exercised, we will not receive any portion of the approximately $8.9 million in additional gross proceeds we would be entitled to if the Class H Warrants are exercised for cash in full. Loss of these potential funds could jeopardize our ability to execute our business plan or fund our operations and if we are not able to raise sufficient additional capital in the very near term to fund our operations, we may need to curtail or cease operations and seek protection by filing a voluntary petition for relief under the U.S. Bankruptcy Code. In addition, we may incur substantial additional costs and expenses because we are contractually obligated to hold additional stockholder meetings until the earlier of the date on which Class H Warrants Stockholder Approval is obtained or the Class H Warrants are no longer outstanding.

Each additional share of common stock that would be issuable to the Warrant Holders upon exercise of the Class H Warrants would have the same rights and privileges as each share of our currently authorized common stock. In addition, upon exercise of the Class H Warrants, the additional shares that we would issue to the Warrant Holders would result in greater dilution to existing stockholders and could result in a decline in our stock price or greater price volatility.

Interests of Directors and Executive Officers

None of our directors or executive officers have a substantial interest, direct or indirect, in the matters set forth in this Proposal 1.

Vote Required

The affirmative vote of the holders of a majority of the votes cast on Proposal 1 is required for the approval and adoption of such proposal. Abstentions will not be counted as votes “For” or “Against” Proposal 1 and will have no effect on the outcome of such proposal. Brokers will not have discretionary authority to vote on Proposal 1. Broker non-votes, if any, in connection with Proposal 1 will not be counted as votes cast “For” or “Against” such proposal and will have no effect on the outcome of such proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, FOR PURPOSES OF COMPLYING WITH NYSE AMERICAN COMPANY GUIDE SECTIONS 713(a) AND 713(b), OF THE ISSUANCE OF MORE THAN 19.99% OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF COMMON STOCK, UPON THE EXERCISE OF THE CLASS H COMMON STOCK PURCHASE WARRANTS, PURSUANT TO THE WARRANT EXERCISE INDUCEMENT OFFER LETTER AGREEMENT DATED MAY 7, 2026.

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PROPOSAL 2

APPROVAL, FOR PURPOSES OF COMPLYING WITH NYSE AMERICAN COMPANY GUIDE SECTIONS 713(a) AND 713(b), OF THE ISSUANCE OF MORE THAN 19.99% OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF COMMON STOCK, UPON THE EXERCISE OF THE CLASS I COMMON STOCK PURCHASE WARRANTS, PURSUANT TO THE SECURITIES PURCHASE AGREEMENT DATED MAY 20, 2026

General

We are asking stockholders to approve the sale and issuance of more than 19.99% of our outstanding shares of our common stock, comprised of shares of common stock underlying Class I common stock purchase warrants, pursuant to that certain securities purchase agreement (the “May 2026 Purchase Agreement”) entered into with certain institutional investors on May 20, 2026.

Background

On May 20, 2026, the Company entered into the May 2026 Purchase Agreement with institutional investors (the “May 2026 Investors”), pursuant to which the Company agreed to issue and sell to such investors in a registered direct offering 7,519,351 shares of the Company’s common stock at an offering price of $0.325 per share (such registered direct offering, the “May 2026 Registered Offering”). Pursuant to the May 2026 Purchase Agreement, the Company also agreed to issue and sell to such May 2026 Investors, in a concurrent private placement, Class I common stock purchase warrants (the “Class I Warrants”) to purchase up to 15,038,702 shares of common stock at an exercise price of $0.325 per share. The Class I Warrants will become exercisable beginning on the effective date of stockholder approval (“Class I Warrants Stockholder Approval”) of the issuance of the shares underlying the Class I Warrants (such date, the “Class I Warrants Stockholder Approval Date”), and will expire five years after the Class I Warrants Stockholder Approval Date.

In connection with the May 2026 Registered Offering and concurrent private placement, the Company also entered into a placement agency agreement, dated May 20, 2026, with Ladenburg, pursuant to which the Company agreed to pay Ladenburg a cash fee equal to 8.0%, and a management fee equal to 0.75%, of the aggregate gross proceeds of the offerings, and reimbursed Ladenburg for certain expenses and legal fees. The Company also agreed to issue to Ladenburg warrants to purchase 451,161 shares of the Company’s common stock, which represents 6.0% of the aggregate number of shares of common stock issued in the May 2026 Registered Offering.

The May 2026 Registered Offering and concurrent private placement closed on May 21, 2026 and the Company received approximately $2.4 million in gross proceeds, before deducting offering expenses payable by the Company.

The Class I Warrants and the shares of common stock issuable upon the exercise of such Class I Warrants (the “Class I Warrant Shares”) were offered pursuant to the exemption provided in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506(b) of Regulation D promulgated thereunder.

The Company has agreed to file a registration statement on Form S-1 providing for the resale of the Class I Warrant Shares and to use commercially reasonable efforts to cause such registration statement to become effective within 60 days (or 90 days in the event of a “full review” by the SEC) and to keep such registration statement effective at all times until the time that no holder owns any Class I Warrants or Class I Warrant Shares issuable upon exercise thereof.

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Reasons for Class I Warrants Stockholder Approval

Our common stock is listed on the NYSE American, and, as such, we are subject to the applicable rules of the NYSE American, including Section 713(a) of the NYSE American Company Guide (which is the NYSE 20% Rule, as defined above), which requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of common stock at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding common stock. NYSE American Company Guide Section 713(b) requires a company listed on the NYSE American to obtain stockholder approval prior to an issuance of securities that will result in a “change of control” of the company. Although NYSE American has not adopted any rule as to what constitutes a “change of control,” a change of control may be deemed to occur when an investor or investor group acquires or has the right to acquire 20% or more of a company’s outstanding common stock or voting power and such ownership or voting power would be the largest ownership position. Accordingly, to comply with the NYSE 20% Rule and Section 713(b) we are seeking stockholder approval of the issuance of the Class I Warrant Shares. Effectively, stockholder approval of this Proposal 2 is one of the conditions for the Company to receive up to an additional $4.9 million in gross proceeds upon the exercise of the Class I Warrants, if exercised for cash in full. As a result of the foregoing, to fully realize the anticipated benefits of the May 2026 Purchase Agreement and provide us with the most flexibility to raise additional capital, we are seeking stockholder approval of the issuance of the Class I Warrant Shares, in accordance with the NYSE 20% Rule and Section 713(b). However, the Company cannot predict when or if the Class I Warrants will be exercised for cash or exercised at all. The Class I Warrants are exercisable on a cashless basis if, at the time of exercise, there is no effective registration statement registering, or no prospectus contained therein is available for, the resale of the Class I Warrant Shares.

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the May 2026 Purchase Agreement, May 2026 Registered Offering, or concurrent private placement, as the May 2026 Purchase Agreement, May 2026 Registered Offering, and concurrent private placement have already been completed. We are only asking for approval to issue shares of common stock issuable upon exercise of the Class I Warrants.

Effect of the Proposal

In the event that our stockholders approve this Proposal 2 at the Special Meeting, the May 2026 Investors will have the option to exercise the Class I Warrants for cash in full. This would result in the Company receiving an additional $4.9 million in gross proceeds, increasing the amount of gross proceeds raised to approximately $7.3 million including amounts raised in the May 2026 Registered Offering and concurrent private placement. As a result, the Company would have more flexibility to pursue its business growth objectives. However, the Company cannot predict when or if the Class I Warrants will be exercised for cash or exercised at all. The Class I Warrants are exercisable on a cashless basis if, at the time of exercise, there is no effective registration statement registering, or no prospectus contained therein is available for, the resale of the Class I Warrant Shares.

The failure of our stockholders to approve this Proposal 2 may materially adversely affect the Company’s future ability to raise equity and also risks significantly impairing the operations, assets, and ongoing viability of the Company. Our existing cash and cash equivalents and short-term investments will not be sufficient to fund our operating expenses and capital expenditure requirements through the next 12 months. If we are not able to raise additional capital in the very near-term, it is likely that we will have to delay, reduce, or eliminate significant portions of our development and other efforts relating to our products, which could, among other things, negatively impact our revenue opportunities. We also may have to reduce marketing or other resources devoted to our products or cease operations entirely. Any of these factors could have a material adverse effect on our financial condition, operating results, and business. If the Class I Warrants cannot be exercised, we will not receive any portion of the approximately $4.9 million in additional gross proceeds we would be entitled to if the Class I Warrants are exercised for cash in full. Loss of these potential funds could jeopardize our ability to execute our business plan or fund our operations and if we are not able to raise sufficient additional capital in the very near term to fund our operations, we may need to curtail or cease operations and seek protection by filing a voluntary petition for relief under the U.S. Bankruptcy Code. In addition, we may incur substantial additional costs and expenses because we are contractually obligated to hold additional stockholder meetings until the date that Class I Warrant Stockholder Approval is obtained.

Each additional share of common stock that would be issuable to the May 2026 Investors upon exercise of the Class I Warrants would have the same rights and privileges as each share of our currently authorized common stock. In addition, upon exercise of the Class I Warrants, the additional shares that we would issue to the May 2026 Investors would result in greater dilution to existing stockholders and could result in a decline in our stock price or greater price volatility.

Interests of Directors and Executive Officers

None of our directors or executive officers have a substantial interest, direct or indirect, in the matters set forth in this Proposal 2.

Vote Required

The affirmative vote of the holders of a majority of the votes cast on Proposal 2 is required for the approval and adoption of such proposal. Abstentions will not be counted as votes “For” or “Against” Proposal 2 and will have no effect on the outcome of such proposal. Brokers will not have discretionary authority to vote on Proposal 2. Broker non-votes, if any, in connection with Proposal 2 will not be counted as votes cast “For” or “Against” such proposal and will have no effect on the outcome of such proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, FOR PURPOSES OF COMPLYING WITH NYSE AMERICAN COMPANY GUIDE SECTIONS 713(a) AND 713(b), OF THE ISSUANCE OF MORE THAN 19.99% OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF COMMON STOCK, UPON THE EXERCISE OF THE CLASS I COMMON STOCK PURCHASE WARRANTS, PURSUANT TO THE SECURITIES PURCHASE AGREEMENT DATED MAY 20, 2026.

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PROPOSAL 3

APPROVAL, FOR PURPOSES OF COMPLYING WITH NYSE AMERICAN COMPANY GUIDE SECTIONS 713(a) AND 713(b), OF THE ISSUANCE OF MORE THAN 19.99% OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF COMMON STOCK, UPON THE EXERCISE OF THE CLASS J COMMON STOCK PURCHASE WARRANTS, PURSUANT TO THE WARRANT EXERCISE INDUCEMENT OFFER LETTER AGREEMENT DATED JUNE 9, 2026

General

We are asking stockholders to approve the sale and issuance of more than 19.99% of our outstanding shares of our common stock, comprised of shares of common stock underlying Class J common stock purchase warrants, pursuant to that certain securities purchase agreement (the “June 2026 Purchase Agreement”) entered into with certain institutional investors on June 9, 2026.

Background

On June 9, 2026, the Company entered into the June 2026 Purchase Agreement with institutional investors (the “June 2026 Investors”), pursuant to which the Company agreed to issue and sell to such investors in a registered direct offering 2,554,119 shares of the Company’s common stock at an offering price of $0.5189 per share (such registered direct offering, the “June 2026 Registered Offering”). Pursuant to the June 2026 Purchase Agreement, the Company also agreed to issue and sell to such June 2026 Investors, in a concurrent private placement, 771,503 shares of common stock (the “June 2026 Unregistered Shares”) at a per share price of $0.5189, pre-funded warrants (“June 2026 Pre-Funded Warrants”) to purchase up to an aggregate of 1,782,616 shares of common stock (the “June 2026 Pre-Funded Warrant Shares”) at an exercise price of $0.001, and Class J common stock purchase warrants (the “Class J Warrants”) to purchase up to 10,216,476 shares of common stock (the “Class J Warrant Shares”) at an exercise price of $0.5189 per share. The Class J Warrants will become exercisable beginning on the effective date of stockholder approval (“Class J Warrants Stockholder Approval”) of the issuance of the Class J Warrant Shares underlying the Class J Warrants (such date, the “Class J Warrants Stockholder Approval Date”), and will expire five years after the Class J Warrants Stockholder Approval Date.

In connection with the June 2026 Registered Offering and concurrent private placement, the Company also entered into a placement agency agreement, dated June 9, 2026, with Ladenburg, pursuant to which the Company agreed to pay Ladenburg a cash fee equal to 8.0%, and a management fee equal to 0.75%, of the aggregate gross proceeds of the offerings, and reimbursed Ladenburg for certain expenses and legal fees. The Company also agreed to issue to Ladenburg placement agent common stock purchase warrants to purchase 306,494 shares of the Company’s common stock, which is equal to 6.0% of the aggregate number of shares of common stock, including June 2026 Pre-Funded Warrant Shares issuable upon exercise of the June 2026 Pre-Funded Warrants, issued in the June 2026 Registered Offering and concurrent private placement.

The June 2026 Registered Offering and concurrent private placement closed on June 10, 2026 and the Company received approximately $2.65 million in gross proceeds, before deducting offering expenses payable by the Company.

The June 2026 Unregistered Shares, June 2026 Pre-Funded Warrants, and Class J Warrants were offered pursuant to the exemption provided in Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder.

The Company agreed to file a registration statement on Form S-1 providing for the resale of the June 2026 Unregistered Shares, the June 2026 Pre-Funded Warrant Shares, and the Class J Warrant Shares and to use commercially reasonable efforts to cause such registration statement to become effective within 60 days (or 90 days in the event of a “full review” by the SEC) and to keep such registration statement effective at all times until the time that no holder owns any June 2026 Unregistered Shares, June 2026 Pre-Funded Warrant Shares, or Class J Warrant Shares.

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Reasons for Class J Warrants Stockholder Approval

Our common stock is listed on the NYSE American, and, as such, we are subject to the applicable rules of the NYSE American, including Section 713(a) of the NYSE American Company Guide (which is the NYSE 20% Rule, as defined above), which requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of common stock at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding common stock. NYSE American Company Guide Section 713(b) requires a company listed on the NYSE American to obtain stockholder approval prior to an issuance of securities that will result in a “change of control” of the company. Although NYSE American has not adopted any rule as to what constitutes a “change of control,” a change of control may be deemed to occur when an investor or investor group acquires or has the right to acquire 20% or more of a company’s outstanding common stock or voting power and such ownership or voting power would be the largest ownership position. Accordingly, to comply with the NYSE 20% Rule and Section 713(b) we are seeking stockholder approval of the issuance of the Class J Warrant Shares. Effectively, stockholder approval of this Proposal 3 is one of the conditions for the Company to receive up to an additional $5.3 million in gross proceeds upon the exercise of the Class J Warrants, if exercised for cash in full. As a result of the foregoing, to fully realize the anticipated benefits of the June 2026 Purchase Agreement and provide us with the most flexibility to raise additional capital, we are seeking stockholder approval of the issuance of the Class J Warrant Shares, in accordance with the NYSE 20% Rule and Section 713(b). However, the Company cannot predict when or if the Class J Warrants will be exercised for cash or exercised at all. The Class J Warrants are exercisable on a cashless basis if, at the time of exercise, there is no effective registration statement registering, or no prospectus contained therein is available for, the resale of the Class J Warrant Shares.

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the June 2026 Purchase Agreement, June 2026 Registered Offering, or concurrent private placement, as the June 2026 Purchase Agreement, June 2026 Registered Offering, and concurrent private placement have already been completed. We are only asking for approval to issue shares of common stock issuable upon exercise of the Class J Warrants.

Effect of the Proposal

In the event that our stockholders approve this Proposal 3 at the Special Meeting, the June 2026 Investors will have the option to exercise the Class J Warrants for cash in full. This would result in the Company receiving an additional $5.3 million in gross proceeds, increasing the amount of gross proceeds raised to approximately $7.95 million including amounts raised in the June 2026 Registered Offering and concurrent private placement. As a result, the Company would have more flexibility to pursue its business growth objectives. However, the Company cannot predict when or if the Class J Warrants will be exercised for cash or exercised at all. The Class J Warrants are exercisable on a cashless basis if, at the time of exercise, there is no effective registration statement registering, or no prospectus contained therein is available for, the resale of the Class J Warrant Shares.

The failure of our stockholders to approve this Proposal 3 may materially adversely affect the Company’s future ability to raise equity and also risks significantly impairing the operations, assets, and ongoing viability of the Company. Our existing cash and cash equivalents and short-term investments will not be sufficient to fund our operating expenses and capital expenditure requirements through the next 12 months. If we are not able to raise additional capital in the very near-term, it is likely that we will have to delay, reduce, or eliminate significant portions of our development and other efforts relating to our products, which could, among other things, negatively impact our revenue opportunities. We also may have to reduce marketing or other resources devoted to our products or cease operations entirely. Any of these factors could have a material adverse effect on our financial condition, operating results, and business. If the Class J Warrants cannot be exercised, we will not receive any portion of the approximately $5.3 million in additional gross proceeds we would be entitled to if the Class J Warrants are exercised for cash in full. Loss of these potential funds could jeopardize our ability to execute our business plan or fund our operations and if we are not able to raise sufficient additional capital in the very near term to fund our operations, we may need to curtail or cease operations and seek protection by filing a voluntary petition for relief under the U.S. Bankruptcy Code. In addition, we may incur substantial additional costs and expenses because we are contractually obligated to hold additional stockholder meetings until the date that Class J Warrant Stockholder Approval is obtained.

Each additional share of common stock that would be issuable to the June 2026 Investors upon exercise of the Class J Warrants would have the same rights and privileges as each share of our currently authorized common stock. In addition, upon exercise of the Class J Warrants, the additional shares that we would issue to the June 2026 Investors would result in greater dilution to existing stockholders and could result in a decline in our stock price or greater price volatility.

Interests of Directors and Executive Officers

None of our directors or executive officers have a substantial interest, direct or indirect, in the matters set forth in this Proposal 3.

Vote Required

The affirmative vote of the holders of a majority of the votes cast on Proposal 3 is required for the approval and adoption of such proposal. Abstentions will not be counted as votes “For” or “Against” Proposal 3 and will have no effect on the outcome of such proposal. Brokers will not have discretionary authority to vote on Proposal 3. Broker non-votes, if any, in connection with Proposal 3 will not be counted as votes cast “For” or “Against” such proposal and will have no effect on the outcome of such proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, FOR PURPOSES OF COMPLYING WITH NYSE AMERICAN COMPANY GUIDE SECTIONS 713(a) AND 713(b), OF THE ISSUANCE OF MORE THAN 19.99% OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF COMMON STOCK, UPON THE EXERCISE OF THE CLASS J COMMON STOCK PURCHASE WARRANTS, PURSUANT TO THE SECURITIES PURCHASE AGREEMENT DATED JUNE 9, 2026.

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PROPOSAL 4

APPROVAL, FOR PURPOSES OF COMPLYING WITH NYSE AMERICAN COMPANY GUIDE SECTIONS 713(a) AND 713(b), OF THE ISSUANCE OF MORE THAN 19.99% OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF COMMON STOCK, UPON THE CONVERSION OR OTHER SATISFACTION OF THAT CERTAIN PROMISSORY NOTE DATED FEBRUARY 16, 2024

General

We are asking stockholders to approve the sale and issuance of more than 19.99% of our outstanding shares of our common stock upon the conversion or other satisfaction of that certain promissory note dated February 16, 2024, and issued to Streeterville Capital, LLC (the “Note Investor”).

Background

February 2024 Promissory Note

On February 16, 2024, we entered into a Note Purchase Agreement (the “February 2024 Note Purchase Agreement”) with the Note Investor and consummated the sale to the Note Investor of an unsecured promissory note (the “February 2024 Promissory Note”) with an original principal amount of $3,301,250 in a private placement that closed on February 16, 2024.

The February 2024 Promissory Note carries an original issuance discount of $781,250 and the Company agreed to pay $20,000 to the Note Investor to cover the Note Investor’s legal and administrative transaction costs, each of which were included in the original principal amount and deducted from the proceeds of the February 2024 Promissory Note received by the Company which resulted in a purchase price received by the Company of $2,500,000.

The February 2024 Promissory Note bears interest at 10% per annum compounded daily. The February 2024 Promissory Note was amended in March 2026 and again in May 2026, and, consequently, the maturity date of the February 2024 Promissory Note is now June 30, 2027.

We may prepay any or all of the outstanding balance under the February 2024 Promissory Note prior to the maturity date, provided that if such prepayment covers less than the entire principal, fees and interest of the Note, the Company will remain subject to the remaining obligations under the Note.

The February 2024 Promissory Note provides for customary events of default, including, among other things, the event of non-payment of principal, interest, fees or other amounts, a representation or warranty proving to have been incorrect when made, failure to perform or observe covenants within a specified period of time, a cross-default to certain other indebtedness of the Company, the bankruptcy or insolvency of the Company or of all or a substantial part of its property, monetary judgment defaults of a specified amount and other defaults resulting in liability of a specified amount. Upon the occurrence of an Event of Default, as defined in Section 4 of the February 2024 Promissory Note, interest would accrue on the outstanding balance beginning on the date the applicable Event of Default occurred at an interest rate equal to the lesser of 22% or the maximum rate permitted under applicable law.

Beginning on the date that is six months after the Purchase Price Date (as defined in the February 2024 Promissory Note), the Note Investor has the right, exercisable at any time in its sole and absolute discretion, to redeem any amount of the February 2024 Promissory Note up to $250,000 (such amount, for purposes of this paragraph, the “Monthly Redemption Amount”) per calendar month by providing written notice to the Company (each, for purposes of this paragraph, a “Redemption Notice”); provided, however, that if the Note Investor does not exercise any Monthly Redemption Amount in its corresponding month then such Monthly Redemption Amount shall be available for the Note Investor to redeem in any future month in addition to such future month’s Redemption Amount. Upon receipt of any Monthly Redemption Notice, the Company is obligated pay the applicable Monthly Redemption Amount in cash to the Note Investor within three business days of the Company’s receipt of such Monthly Redemption Notice.

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Additional information with respect to the February 2024 Note Purchase Agreement and the February 2024 Promissory Note is contained in our Current Report on Form 8-K filed with the Commission on February 20, 2024. The discussion herein relating to the February 2024 Note Purchase Agreement and the February 2024 Promissory Note is qualified in its entirety by reference to the transaction documents filed as exhibits to such Current Report on Form 8-K.

Issuance of Common Stock in Satisfaction of the February 2024 Promissory Note

Although not specified in the written terms of the February 2024 Promissory Note, the Note Investor has permitted us to pay certain amounts coming due under the February 2024 Promissory Note in common stock beginning in 2024. Accordingly, beginning in 2024, we began to pay amounts coming due under the February 2024 Promissory Note by issuing shares of common stock (such shares in excess of 19.99% of our outstanding common stock as of the date of the Note Purchase Agreement, the “February 2024 Note Shares”). We calculate the number of shares of common stock to be issued by taking the dollar amount owed and to be satisfied by the conversion and dividing by the lowest trading price of the common stock during the prior five trading day period.

We are submitting this Proposal 4 to you in order to obtain the requisite stockholder authorization, in accordance with the requirements of NYSE American Company Guide Sections 713(a) and Section 713(b), for the issuance of shares of our common stock in excess of 19.99% of our outstanding shares of common stock upon the conversion or other satisfaction of the February 2024 Promissory Note.

Reasons for February 2024 Note Shares Stockholder Approval

Our common stock is listed on the NYSE American, and, as such, we are subject to the applicable rules of the NYSE American, including Section 713(a) of the NYSE American Company Guide (which is the NYSE 20% Rule, as defined above), which requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of common stock at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding common stock. NYSE American Company Guide Section 713(b) requires a company listed on the NYSE American to obtain stockholder approval prior to an issuance of securities that will result in a “change of control” of the company. Although NYSE American has not adopted any rule as to what constitutes a “change of control,” a change of control may be deemed to occur when an investor or investor group acquires or has the right to acquire 20% or more of a company’s outstanding common stock or voting power and such ownership or voting power would be the largest ownership position. Accordingly, to comply with the NYSE 20% Rule and Section 713(b) we are seeking stockholder approval of the issuance of the February 2024 Note Shares.

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the Note Purchase Agreement or the February 2024 Promissory Note, as those agreements have already been entered into. We are only asking for approval to issue shares of common stock issuable upon conversion or other satisfaction of the February 2024 Promissory Note in excess of 19.99% of our outstanding common stock. There can be no guarantee that the Note Investor will continue to permit us to pay amounts coming due under the February 2024 Promissory Note in the future.

Effect of the Proposal

In the event that our stockholders approve this Proposal 4 at the Special Meeting, the Company may issue shares of common stock in conversion or other satisfaction of the February 2024 Promissory Note, if permitted to do so by the Note Investor. As of the Record Date, approximately $1,584,982 is outstanding under the February 2024 Promissory Note. If we were to convert such outstanding amount into common stock, assuming at a conversion rate based on a price per share of $____ (the closing price per share of our common stock on June 15, 2026), approximately ________ additional shares of our common stock would be issued and outstanding. The actual amount of shares that will be issued will vary, however, based on the price per share actually used and taking into account future interest accrued and other items.

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The failure of our stockholders to approve this Proposal 4 may materially adversely affect the Company’s future ability to raise equity and also risks significantly impairing the operations, assets, and ongoing viability of the Company. Our existing cash and cash equivalents and short-term investments will not be sufficient to fund our operating expenses and capital expenditure requirements through the next 12 months. If we are not able to raise additional capital in the very near-term, it is likely that we will have to delay, reduce, or eliminate significant portions of our development and other efforts relating to our products, which could, among other things, negatively impact our revenue opportunities. We also may have to reduce marketing or other resources devoted to our products or cease operations entirely. Any of these factors could have a material adverse effect on our financial condition, operating results, and business. If we are unable to convert or otherwise satisfy the remaining amount outstanding under the February 2024 Promissory Note, we would be required to pay up to $1,573,140 million in principal in cash plus interest and any fees. Loss of these funds could jeopardize our ability to execute our business plan or fund our operations and if we are not able to raise sufficient additional capital in the very near term to fund our operations, we may need to curtail or cease operations and seek protection by filing a voluntary petition for relief under the U.S. Bankruptcy Code.

Each additional share of common stock that would be issuable to the Note Investor upon conversion or other satisfaction of the February 2024 Promissory Note would have the same rights and privileges as each share of our currently authorized common stock. In addition, upon issuance of additional shares upon the conversion or other satisfaction of the February 2024 Promissory Note, the additional shares that we would issue to the Note Investor would result in greater dilution to existing stockholders and could result in a decline in our stock price or greater price volatility.

Interests of Directors and Executive Officers

None of our directors or executive officers have a substantial interest, direct or indirect, in the matters set forth in this Proposal 4.

Vote Required

The affirmative vote of the holders of a majority of the votes cast on Proposal 4 is required for the approval and adoption of such proposal. Abstentions will not be counted as votes “For” or “Against” Proposal 4 and will have no effect on the outcome of such proposal. Brokers will not have discretionary authority to vote on Proposal 4. Broker non-votes, if any, in connection with Proposal 4 will not be counted as votes cast “For” or “Against” such proposal and will have no effect on the outcome of such proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, FOR PURPOSES OF COMPLYING WITH NYSE AMERICAN COMPANY GUIDE SECTIONS 713(a) AND 713(b), OF THE ISSUANCE OF MORE THAN 19.99% OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF COMMON STOCK, UPON THE CONVERSION OR OTHER SATISFACTION OF THE FEBRUARY 2024 PROMISSORY NOTE.

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PROPOSAL 5

APPROVAL, FOR PURPOSES OF COMPLYING WITH NYSE AMERICAN COMPANY GUIDE SECTIONS 713(a) AND 713(b), OF THE ISSUANCE OF MORE THAN 19.99% OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF COMMON STOCK, UPON THE CONVERSION OR OTHER SATISFACTION OF THAT CERTAIN PROMISSORY NOTE DATED NOVEMBER 18, 2025

General

We are asking stockholders to approve the sale and issuance of more than 19.99% of our outstanding shares of our common stock upon the conversion or other satisfaction of that certain promissory note dated November 18, 2025, and issued to the Note Investor (as defined above).

Background

November 2025 Promissory Note

On November 18, 2025, we entered into a Note Purchase Agreement (the “November 2025 Note Purchase Agreement”) with the Note Investor and consummated the sale to such Note Investor of an unsecured Promissory Note (the “November 2025 Promissory Note”) with an original principal amount of $3,301,250 in a private placement that closed on November 18, 2025.

The November 2025 Promissory Note carries an original issuance discount of $781,250 and the Company agreed to pay $20,000 to the Note Investor to cover the Note Investor’s legal and administrative transaction costs, each of which were included in the original principal amount and deducted from the proceeds of the November 2025 Promissory Note received by the Company which resulted in a purchase price received by the Company of $2,500,000.

The November 2025 Promissory Note bears interest at 10% per annum compounded daily. The maturity date of the November 2025 Promissory Note is 24 months from the date of its issuance.

Each time we receive any money in connection with any fundraising or financing transaction, we are required to make a mandatory prepayment under the November 2025 Promissory Note in amount equal to the lesser of (a) 12.50% of the amount raised, and (b) the outstanding balance due under the November 2025 Promissory Note as of the closing date of such financing.

The November 2025 Promissory Note provides for customary events of default, including, among other things, the event of non-payment of principal, interest, fees or other amounts, a representation or warranty proving to have been incorrect when made, failure to perform or observe covenants within a specified period of time, a cross-default to certain other indebtedness of the Company, the bankruptcy or insolvency of the Company or of all or a substantial part of its property, monetary judgment defaults of a specified amount and other defaults resulting in liability of a specified amount. Upon the occurrence of an Event of Default, as defined in Section 4 of the November 2025 Promissory Note, interest would accrue on the outstanding balance beginning on the date the applicable Event of Default occurred at an interest rate equal to the lesser of 22% or the maximum rate permitted under applicable law.

Beginning on the date that is six months after the Purchase Price Date (as defined in the November 2025 Promissory Note), the Note Investor has the right, exercisable at any time in its sole and absolute discretion, to redeem any amount of the November 2025 Promissory Note up to $250,000 (such amount, for purposes of this paragraph, the “Monthly Redemption Amount”) per calendar month by providing written notice to the Company (each, for purposes of this paragraph, a “Redemption Notice”); provided, however, that if the Note Investor does not exercise any Monthly Redemption Amount in its corresponding month then such Monthly Redemption Amount shall be available for the Note Investor to redeem in any future month in addition to such future month’s Redemption Amount. Upon receipt of any Monthly Redemption Notice, the Company shall pay the applicable Monthly Redemption Amount in cash to the Note Investor within three business days of the Company’s receipt of such Monthly Redemption Notice.

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Additional information with respect to the November 2025 Note Purchase Agreement and the November 2025 Promissory Note is contained in our Current Report on Form 8-K filed with the Commission on November 19, 2025. The discussion herein relating to the November 2025 Note Purchase Agreement and the November 2025 Promissory Note is qualified in its entirety by reference to the transaction documents filed as exhibits to such Current Report on Form 8-K.

Issuance of Common Stock in Satisfaction of the November 2025 Promissory Note

As of the Record Date, no amounts under the November 2025 Promissory Note have been satisfied by issuing common stock. In the future, if the Note Investor permits us to pay any amounts coming due under the November 2025 Promissory Note and we decide to do so, we intend to calculate the number of shares of common stock to be issued by taking the dollar amount owed and to be satisfied by the conversion and dividing by the lowest trading price of the common stock during the prior five trading day period.

We are submitting this Proposal 5 to you in order to obtain the requisite stockholder authorization, in accordance with the requirements of NYSE American Company Guide Sections 713(a) and Section 713(b), for the issuance of shares of our common stock in excess of 19.99% of our outstanding shares of common stock upon the conversion or other satisfaction of the November 2025 Promissory Note (such shares, the “November 2025 Note Shares”).

Reasons for November 2025 Note Shares Stockholder Approval

Our common stock is listed on the NYSE American, and, as such, we are subject to the applicable rules of the NYSE American, including Section 713(a) of the NYSE American Company Guide (which is the NYSE 20% Rule, as defined above), which requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of common stock at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding common stock. NYSE American Company Guide Section 713(b) requires a company listed on the NYSE American to obtain stockholder approval prior to an issuance of securities that will result in a “change of control” of the company. Although NYSE American has not adopted any rule as to what constitutes a “change of control,” a change of control may be deemed to occur when an investor or investor group acquires or has the right to acquire 20% or more of a company’s outstanding common stock or voting power and such ownership or voting power would be the largest ownership position. Accordingly, to comply with the NYSE 20% Rule and Section 713(b) we are seeking stockholder approval of the issuance of the November 2025 Note Shares.

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the November 2025 Note Purchase Agreement or the November 2025 Promissory Note, as those agreements have already been entered into. We are only asking for approval to issue shares of common stock issuable upon conversion or other satisfaction of the November 2025 Promissory Note in excess of 19.99% of our outstanding common stock. There can be no guarantee that the Note Investor will permit us to pay amounts coming due under the November 2025 Promissory Note in the future.

Effect of the Proposal

In the event that our stockholders approve this Proposal 5 at the Special Meeting, the Company may issue shares of common stock in conversion or other satisfaction of the November 2025 Promissory Note, if permitted to do so by the Note Investor. As of the Record Date, approximately $2,886,538 is outstanding under the November 2025 Promissory Note. If we were to convert such outstanding amount into common stock, assuming at a conversion rate based on a price per share of $____ (the closing price per share of our common stock on June 15, 2026), approximately ________ additional shares of our common stock would be issued and outstanding. The actual amount of shares that will be issued will vary, however, based on the price per share actually used and taking into account future interest accrued and other items.

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The failure of our stockholders to approve this Proposal 5 may materially adversely affect the Company’s future ability to raise equity and also risks significantly impairing the operations, assets, and ongoing viability of the Company. Our existing cash and cash equivalents and short-term investments will not be sufficient to fund our operating expenses and capital expenditure requirements through the next 12 months. If we are not able to raise additional capital in the very near-term, it is likely that we will have to delay, reduce, or eliminate significant portions of our development and other efforts relating to our products, which could, among other things, negatively impact our revenue opportunities. We also may have to reduce marketing or other resources devoted to our products or cease operations entirely. Any of these factors could have a material adverse effect on our financial condition, operating results, and business. If we are unable to convert or otherwise satisfy the remaining amount outstanding under the November 2025 Promissory Note, we would be required to pay up to $2,859,409 million in principal in cash plus interest and any fees. Loss of these funds could jeopardize our ability to execute our business plan or fund our operations and if we are not able to raise sufficient additional capital in the very near term to fund our operations, we may need to curtail or cease operations and seek protection by filing a voluntary petition for relief under the U.S. Bankruptcy Code.

Each additional share of common stock that would be issuable to the Note Investor upon conversion or other satisfaction of the November 2025 Promissory Note would have the same rights and privileges as each share of our currently authorized common stock. In addition, upon issuance of additional shares upon the conversion or other satisfaction of the November 2025 Promissory Note, the additional shares that we would issue to the Note Investor would result in greater dilution to existing stockholders and could result in a decline in our stock price or greater price volatility.

Interests of Directors and Executive Officers

None of our directors or executive officers have a substantial interest, direct or indirect, in the matters set forth in this Proposal 5.

Vote Required

The affirmative vote of the holders of a majority of the votes cast on Proposal 5 is required for the approval and adoption of such proposal. Abstentions will not be counted as votes “For” or “Against” Proposal 5 and will have no effect on the outcome of such proposal. Brokers will not have discretionary authority to vote on Proposal 5. Broker non-votes, if any, in connection with Proposal 5 will not be counted as votes cast “For” or “Against” such proposal and will have no effect on the outcome of such proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, FOR PURPOSES OF COMPLYING WITH NYSE AMERICAN COMPANY GUIDE SECTIONS 713(a) AND 713(b), OF THE ISSUANCE OF MORE THAN 19.99% OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF COMMON STOCK, UPON THE CONVERSION OR OTHER SATISFACTION OF THE NOVEMBER 2025 PROMISSORY NOTE.

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PROPOSAL 6

APPROVAL OF A SERIES OF ALTERNATE AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION TO EFFECT, AT THE OPTION OF OUR BOARD OF DIRECTORS, A REVERSE STOCK SPLIT OF OUR OUTSTANDING COMMON STOCK AT A RATIO IN THE RANGE OF UP TO 1-FOR-25, WITH SUCH RATIO TO BE DETERMINED BY OUR BOARD OF DIRECTORS IN ITS SOLE DISCRETION

Background

Our Board has unanimously approved a series of alternate amendments to our Certificate of Incorporation, which would effect a reverse stock split (the “Reverse Stock Split”) of all issued and outstanding shares of our common stock at a ratio of up to 1-for-25.

Accordingly, effecting a Reverse Stock Split would reduce the number of outstanding shares of our common stock. The effectiveness of any one of these amendments and the abandonment of the other amendments, or the abandonment of all of these amendments, will be determined by our Board following the Special Meeting and prior to the one-year anniversary of the Special Meeting, or July 15, 2027. Our Board has recommended that these proposed amendments be presented to our stockholders for approval.

Our stockholders are being asked to approve these proposed amendments pursuant to this Proposal 6, and to grant authorization to our Board to determine, at its option, whether to implement a Reverse Stock Split, including its specific timing and ratio. However, we currently have no intention to effect a Reverse Stock Split. We are asking our stockholders to approve this Proposal 6 to provide us with flexibility should the need arise to effect a Reverse Stock Split, such as may occur if our common stock trades in the future at a price near $0.10 per share.

Should we receive the required stockholder approvals for Proposal 6, our Board will have the sole authority to elect, at any time on or prior to the one-year anniversary of the Special Meeting and without the need for any further action on the part of our stockholders, whether to effect a Reverse Stock Split and the number of shares of our common stock, up to 25, that will be combined into one share of our common stock. The ratio for the Reverse Stock Split may be any whole or fractional number thereof, up to 25. The Company does not intend to effect a Reverse Stock Split at a range that would violate applicable NYSE American rules.

Notwithstanding approval of Proposal 6 by our stockholders, our Board may, at its sole option, abandon the proposed amendments and determine prior to the effectiveness of any filing with the Secretary of State of the State of Delaware not to effect any Reverse Stock Split, as permitted under Section 242(c) of the General Corporation Law of the State of Delaware. If our Board does not implement a Reverse Stock Split on or prior to the one-year anniversary of the Special Meeting, stockholder approval of one or more other amendments to effect a Reverse Stock Split would again be required prior to implementing any Reverse Stock Split.

By approving Proposal 6, our stockholders will: (a) approve a series of alternate amendments to our Certificate of Incorporation pursuant to which any number of outstanding shares of common stock up to 25 could be combined into one share of common stock; and (b) authorize our Board to file only one such amendment, as determined by the Board at its sole option, and to abandon each amendment not selected by the Board. Our Board may also elect not to undertake any Reverse Stock Split and therefore abandon all amendments.

General

Our Board has adopted and is recommending that our stockholders approve a series of alternate amendments to our Certificate of Incorporation to effect a Reverse Stock Split. The text of the proposed form of Certificate of Amendment to Certificate of Incorporation (the “Certificate of Amendment”), is attached hereto as Appendix A.

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We are proposing that our Board have the discretion to select the Reverse Stock Split ratio up to 1-for-25, rather than proposing that stockholders approve a specific ratio at this time, in order to give our Board the flexibility to implement a Reverse Stock Split at a ratio that reflects the Board’s then-current assessment of the factors described below under “Criteria to be Used for Determining Whether to Implement the Reverse Stock Split.” If the Board decides to implement a Reverse Stock Split, we will file the Certificate of Amendment with the Secretary of State of the State of Delaware and the Reverse Stock Split will be effective at the time set forth in the Certificate of Amendment. Except for adjustments that may result from the treatment of fractional shares as described below, each of our stockholders will hold the same percentage of our outstanding common stock immediately following the Reverse Stock Split as such stockholder holds immediately prior to the Reverse Stock Split.

Reasons for Reverse Stock Split

To potentially improve the marketability and liquidity of our common stock. Our Board believes that the increased market price of our common stock expected as a result of implementing a Reverse Stock Split should improve the marketability and liquidity of our common stock and encourage interest and trading in our common stock.

To avoid potential delisting from the NYSE American. In the event that the price of our common stock drops to $0.10 per share, our common stock will automatically be delisted from the Exchange. The ability to effect the Reverse Stock Split if our common stock trades near $0.10 per share could potentially allow us to avoid such a delisting.

In the event that our common stock is delisted from the Exchange and is not eligible for quotation on another market or exchange, trading of our common stock could be conducted in the over-the-counter market or on an electronic bulletin board established for unlisted securities, such as the Pink Sheets or the OTC Markets. In such event, investors may face material adverse consequences, including, but not limited to:

●	a lack of trading market for the common stock, reduced liquidity, and reduced market price of the common stock;

●	decreased analyst coverage of the common stock, and an inability for us to obtain any additional financing to fund our operations that we may need; and

●	our common stock may be subject to the so-called “penny stock” rules:

○	For any transaction involving a penny stock, unless exempt, the rules impose additional sales practice requirements and burdens on broker-dealers (subject to certain exceptions) and could discourage broker-dealers from effecting transactions in our stock, further limiting the liquidity of our shares, and an investor may find it more difficult to acquire or dispose of the common stock on the secondary market.

To meet stock price requirements. We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Additionally, a Reverse Stock Split could help increase analyst and broker interest in our common stock as their internal policies might discourage them from following or recommending companies with low stock prices.

To mitigate stock price volatility. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.

To mitigate transaction costs. Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

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Criteria to be Used for Determining Whether to Implement the Reverse Stock Split

In determining whether to implement the Reverse Stock Split and which Reverse Stock Split ratio to implement, if any, following receipt of stockholder approval of Proposal 6, our Board may consider, among other things, various factors, such as:

●	the historical trading price and trading volume of our common stock;

●	the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market for our common stock in the short- and long-term;

●	our ability to maintain our listing on the NYSE American;

●	which Reverse Stock Split ratio would result in the least administrative cost to us;

●	prevailing general market and economic conditions; and

●	whether and when our Board desires to have the additional authorized but unissued shares of common stock that will result from the implementation of a Reverse Stock Split available to provide the flexibility to use our common stock for business and/or financial purposes, as well as to accommodate the shares of our common stock to be authorized and reserved for future equity awards.

Certain Risks and Potential Disadvantages Associated with Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase our stock price for a sustained period.

We expect that the Reverse Stock Split will increase the market price of our common stock. However, the effect of the Reverse Stock Split upon the market price of our common stock cannot be predicted with certainty, and the history of similar reverse stock splits for companies in like circumstances is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share price of our common stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the Reverse Stock Split, and the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. For example, we previously effected a reverse stock split in June 2025 at a ratio of 1-for-100, following which, as of June 11, 2025, the closing price per share of common stock was approximately $7.10; however, by May 26, 2026, the closing price per share of common stock had been reduced to approximately $0.23. In addition, although we believe the Reverse Stock Split may enhance the desirability of our common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to institutional and other long-term investors. Even if we implement the Reverse Stock Split, the market price of our common stock may decrease due to factors unrelated to the Reverse Stock Split. In any case, the market price of our common stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of the common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs.

The liquidity of our common stock may be negatively impacted by a Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. In addition, if a Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, a Reverse Stock Split may not achieve the desired results of increasing marketability and liquidity of our common stock described above.

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The effective increase in the authorized number of shares of our common stock as a result of the Reverse Stock Split could have anti-takeover implications.

The implementation of a Reverse Stock Split will result in an effective increase in the authorized number of shares of our common stock, which could, under certain circumstances, have anti-takeover implications. The additional shares of common stock that would become available for issuance if this Proposal 6 is approved and a Reverse Stock Split is implemented could be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or our management. For example, the Board has adopted a stockholder rights plan which, under certain circumstances related to an acquisition of our securities that is not approved by the Board, gives certain holders the right to acquire additional shares of our common stock at a low price, and the Board may elect to maintain the rights plan indefinitely or adopt a new rights plan in the future. The Board also could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this Proposal 6 has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), stockholders should be aware that approval of this Proposal 6 could facilitate future efforts by us to deter or prevent changes in control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

Effects of Reverse Stock Split

After the effective date of any Reverse Stock Split that our Board elects to implement, each stockholder will own a reduced number of shares of common stock. However, any Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in AIM, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share as described below. Voting rights and other rights and preferences of the holders of our common stock will not be affected by a Reverse Stock Split (other than as a result of the payment of cash in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to a Reverse Stock Split would continue to hold 2% (assuming there is no impact as a result of the payment of cash in lieu of issuing fractional shares) of the voting power of the outstanding shares of our common stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split (except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after such Reverse Stock Split).

The principal effects of a Reverse Stock Split will be that:

●	The stock price may not decrease to $0.10 triggering automatic delisting;

●	depending on the Reverse Stock Split ratio selected by the Board, up to 25 shares of our common stock owned by a stockholder will be combined into one new share of our common stock;

●	no fractional shares of common stock will be issued in connection with any Reverse Stock Split – instead, holders of common stock who would otherwise receive a fractional share of common stock pursuant to the Reverse Stock Split will receive cash in lieu of the fractional share as explained more fully below;

●	the total number of authorized shares of our common stock will not be reduced proportionally to the Reverse Stock Split and, therefore, the Reverse Stock Split will result in an effective increase in the authorized number of shares of our common stock;

●	based upon the Reverse Stock Split ratio selected by the Board, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or vesting of all then outstanding stock options, restricted stock units and warrants (if any), which will result in a proportional decrease in the number of shares of our common stock reserved for issuance upon exercise or vesting of such stock options, restricted stock units and warrants, and, in the case of stock options and warrants, a proportional increase in the exercise price of all such stock options and warrants; and

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●	the number of shares then reserved for issuance under our equity compensation plans will be reduced proportionately based upon the Reverse Stock Split ratio selected by the Board.

The following table contains approximate information, assuming [27,724,245] pre-split shares are issued and outstanding based on the proposed Reverse Stock Split ratios (without giving effect to the treatment of fractional shares):

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Unissued and Unreserved
Pre-Reverse Stock Split	350,000,000	[27,724,245]	[55,527,033]	[266,748,722]
Post-Reverse Stock Split 1:5	350,000,000	[5,544,849]	[11,105,406]	[333,349,744]
Post-Reverse Stock Split 1:10	350,000,000	[2,772,424]	[5,552,703]	[341,674,872]
Post-Reverse Stock Split 1:15	350,000,000	[1,848,283]	[3,701,802]	[344,449,914]
Post-Reverse Stock Split 1:20	350,000,000	[1,386,212]	[2,776,351]	[345,837,436]
Post-Reverse Stock Split 1:25	350,000,000	[1,108,969]	[2,221,081]	[346,669,948]

After the effective date of any Reverse Stock Split that our Board of Directors elects to implement, our common stock would have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, a number used to identify our common stock.

Our common stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of any proposed Reverse Stock Split will not affect the registration of our common stock under the Exchange Act.

Effective Time

The proposed Reverse Stock Split would become effective upon the filing of a Certificate of Amendment with the office of the Secretary of State of the State of Delaware, or such later date or other time as is set forth in the Certificate of Amendment, which date and time we refer to in this Proposal 6 as the “Effective Time.” Except as explained below with respect to fractional shares, effective as of the Effective Time, shares of common stock issued and outstanding or held in treasury immediately prior thereto will be combined, automatically and without any action on the part of us or our stockholders, into a fewer number of new shares of our common stock in accordance with the Reverse Stock Split ratio determined by our Board within the limits set forth in this Proposal 6.

Cash Payment In Lieu of Fractional Shares

No fractional shares of common stock will be issued as a result of any Reverse Stock Split. Instead, in lieu of any fractional shares to which a stockholder of record would otherwise be entitled as a result of the Reverse Stock Split, AIM will pay cash (without interest) equal to such fraction multiplied by the average of the closing sales prices of the common stock on the NYSE American during regular trading hours for the five consecutive trading days immediately preceding the Effective Time (with such average closing sales prices being adjusted to give effect to the Reverse Stock Split). After the Reverse Stock Split, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest except to receive payment as described above.

As of June 15, 2026, there were [27,724,245] stockholders of record of our common stock. Upon stockholder approval of this Proposal 6, if our Board of Directors elects to implement the proposed Reverse Stock Split, stockholders owning, prior to the Reverse Stock Split, less than the number of shares of common stock that will be combined into one share of common stock in the Reverse Stock Split would no longer be stockholders. For example, if a stockholder held 15 shares of common stock immediately prior to the Reverse Stock Split and the Reverse Stock Split ratio selected by the Board was 1-for-25, then such stockholder would cease to be a stockholder of AIM following the Reverse Stock Split and would not have any voting, dividend or other rights except to receive payment for the fractional share as described above. Based on our stockholders of record as of June 15, 2026, and assuming a Reverse Stock Split ratio of 1-for-15, we expect that cashing out fractional stockholders will reduce the number of stockholders of record to 20 record stockholders. In addition, we do not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

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Record and Beneficial Stockholders

If this Proposal 6 is approved by our stockholders and our Board elects to implement a Reverse Stock Split, stockholders of record holding all of their shares of our common stock electronically in book-entry form under the direct registration system for securities will be automatically exchanged by the exchange agent and will receive a transaction statement at their address of record indicating the number of new post-split shares of our common stock they hold after the Reverse Stock Split along with payment in lieu of any fractional shares. Non-registered stockholders holding common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Stock Split and making payment for fractional shares than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

If this Proposal 6 is approved by our stockholders and our Board elects to implement a Reverse Stock Split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal from AIM or its exchange agent, as soon as practicable after the effective date of the Reverse Stock Split. Our transfer agent is expected to act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares in exchange for post-Reverse Stock Split shares and payment in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. No new post-Reverse Stock Split share certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

The par value per share of our common stock would remain unchanged at $0.001 per share after any Reverse Stock Split. As a result, on the Effective Time, the stated capital on our balance sheet attributable to the common stock would be reduced proportionally, based on the actual Reverse Stock Split ratio, from its present amount, and the additional paid-in capital account would be credited with the amount by which the stated capital would be reduced. The net income or loss per share of common stock would be increased because there would be fewer shares of common stock outstanding. The Reverse Stock Split would be reflected retrospectively in our financial statements. We do not anticipate that any other accounting consequences would arise as a result of any Reverse Stock Split.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the General Corporation Law of the State of Delaware with respect to the proposed alternate amendments to our Certificate of Incorporation to allow for a Reverse Stock Split.

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Material U.S. Federal Income Tax Consequences

The following is a summary of the material U.S. federal income tax consequences of the proposed Reverse Stock Split that are generally expected to be applicable to U.S. Holders (as defined below) of our common stock who hold their common shares as capital assets within the meaning of Section 1221 of Internal Revenue Code of 1986, as amended (the “Code”) (generally, property held for investment). If we receive the required stockholder approvals for Proposal 6, our Board will have the sole authority to elect, at any time on or prior to the one-year anniversary of the Special Meeting, whether to effect the Reverse Stock Split. This summary is based on provisions of the Code, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and pronouncements as in effect on the date of this proxy statement and not as of the effective date of the Reverse Stock Split (if effected). These laws and authorities may change or be subject to differing interpretations, possibly retroactively, and any change or differing interpretation could alter the tax consequences described below which may result in the U.S. federal income tax consequences of the Reverse Stock Split differing substantially from the consequences summarized below. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the federal income tax consequences of the Reverse Stock Split. This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation that, if enacted, could be applied on a retroactive or prospective basis. In addition, except as specifically set forth below, this discussion does not discuss applicable tax reporting requirements.

This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to a U.S. Holder in light of its particular circumstances. This discussion does not address the tax consequences which may apply to stockholders that are subject to special rules, such as financial institutions, insurance companies, underwriters, tax-exempt organizations, governmental organizations, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for their securities holdings, real estate investment trusts, regulated investment companies, stockholders who hold their pre-reverse split shares through individual retirement or other tax-deferred accounts, stockholders who are not U.S. Holders (as defined below), U.S. expatriates or former long-term residents of the United States, stockholders who have a functional currency other than the U.S. dollar, partnerships or other entities classified as partnerships or disregarded entities for U.S. federal income tax purposes (or persons holding our common stock through such entities), stockholders who hold the pre-reverse split shares as part of a straddle, hedge, or conversion transaction, stockholders who hold the pre-reverse split shares as qualified small business stock within the meaning of Section 1202 of the Code or Section 1244 stock for purposes of Section 1244 of the Code, stockholders who acquired their stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code, stockholders who acquired their pre-reverse split shares pursuant to the exercise of employee stock options or otherwise as compensation, or stockholders which own, have owned or will own (directly, indirectly or by attribution) 10% or more of the total vote or value of our common stock.

In addition, this summary does not address: (a) the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split; (b) any U.S. federal non-income tax consequences of the Reverse Stock Split, including estate, gift or other tax consequences; (c) any state, local or non-U.S. tax consequences of the Reverse Stock Split; (d) the alternative minimum tax, the Medicare contribution tax on net investment income, or special tax accounting rules under Section 451(b) of the Code, or (e) tax consequences to holders of options, warrants or similar rights to acquire our common stock (including stockholders who acquire their pre-reverse split shares as a result of the approvals of Proposals 1, 2, 3, 4, or 5 or otherwise). Stockholders are urged to consult their own tax advisors with respect to the particular consequences of the Reverse Stock Split to such holder.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Owners of entities or arrangements that are classified as partnerships for U.S. federal income tax purposes should consult their own tax advisor regarding the U.S. federal income tax consequences arising from and relating to the Reverse Stock Split.

For purposes of this discussion, a “U.S. Holder” means a beneficial owner of shares of our common stock that is any of the following:

●	an individual who is a citizen or resident of the United States or someone treated as a U.S. citizen or resident for U.S. federal income tax purposes;

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●	a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof, or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust if (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) are authorized or have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

Tax Consequences of the Reverse Stock Split

The Reverse Stock Split should constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code and/or an exchange pursuant to Section 1036 of the Code for U.S. federal income tax purposes. Assuming the Reverse Stock Split so qualifies, a U.S. Holder generally should not recognize gain or loss upon the exchange of shares of our common stock in the Reverse Stock Split, except with respect to any cash received in lieu of a fractional share, as described below. A U.S. Holder’s aggregate tax basis in the shares of common stock received in the Reverse Stock Split generally should equal the U.S. Holder’s aggregate tax basis in its shares of common stock surrendered (excluding any portion of such basis allocable to a fractional share for which cash is received), and such U.S. Holder’s holding period in the shares received should include the holding period in its shares surrendered. Treasury Regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of common stock surrendered to the shares of common stock received pursuant to the Reverse Stock Split. U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules where shares of common stock were acquired at different times or at different prices.

We should not recognize any gain or loss as a result of the proposed Reverse Stock Split.

Cash in Lieu of Fractional Shares

A U.S. Holder who receives cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split generally should recognize gain or loss equal to the difference, if any, between the amount of cash received in lieu of the fractional share of common stock and the portion of the U.S. Holder’s aggregate adjusted tax basis of the common stock surrendered in the Reverse Stock Split that is allocable to such fractional share. Such gain or loss generally should be a capital gain or loss and should be short term if the pre-reverse split shares were held for one year or less and long term if held for more than one year, as of the effective date of the Reverse Stock Split. Long-term capital gains of non-corporate U.S. Holders generally are subject to preferential tax rates. There are limitations on the deductibility of capital losses under the Code.

Information Reporting and Backup Withholding

A U.S. Holder may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with the Reverse Stock Split. To avoid backup withholding, each U.S. Holder that does not otherwise establish an exemption should provide its taxpayer identification number and comply with the applicable certification procedures. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally should be allowed as a refund or credit against a U.S. Holder’s U.S. federal income tax liability, provided the required information is timely and properly furnished to the IRS. U.S. Holders should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption, as well as the procedures for obtaining a credit or refund if backup withholding is imposed.

THE FOREGOING SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY STOCKHOLDER. THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF THE STOCKHOLDER. STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM.

Vote Required

The affirmative vote of the holders of a majority of the votes cast on Proposal 6 is required for the approval and adoption of such proposal. Abstentions will not be counted as votes “For” or “Against” Proposal 6 and will have no effect on the outcome of such proposal. Because this is a “routine” proposal, we do not expect there to be any broker non-votes. Broker non-votes, if any, in connection with Proposal 6 will not be counted as votes cast “For” or “Against” such proposal and will have no effect on the outcome of such proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF A SERIES OF ALTERNATE AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION TO EFFECT, AT THE OPTION OF OUR BOARD OF DIRECTORS, A REVERSE STOCK SPLIT OF OUR OUTSTANDING COMMON STOCK AT A RATIO IN THE RANGE OF UP TO 1-FOR-25, WITH SUCH RATIO TO BE DETERMINED BY OUR BOARD OF DIRECTORS IN ITS SOLE DISCRETION.

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PROPOSAL 7

APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR TIME, IF NECESSARY, TO PERMIT FURTHER SOLICITATION OF PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE ANY OF THE OTHER PROPOSALS PRESENTED FOR A VOTE AT THE SPECIAL MEETING

General

The Company is asking its stockholders to approve, if necessary, a proposal to adjourn the Special Meeting to a later date and time to solicit additional proxies in favor of one or more proposals submitted to a vote by the stockholders at the Special Meeting. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the voting of the proxies at the adjourned meeting by following the proxy revocation procedures described in this Proxy Statement.

Vote Required

The affirmative vote of the holders of a majority of the votes cast on Proposal 7 is required for the approval and adoption of such proposal. Abstentions will not be counted as votes “For” or “Against” Proposal 7 and will have no effect on the outcome of such proposal. Because this is a “routine” proposal, we do not expect there to be any broker non-votes. Broker non-votes, if any, in connection with Proposal 7 will not be counted as votes cast “For” or “Against” such proposal and will have no effect on the outcome of such proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR TIME, IF NECESSARY, TO PERMIT FURTHER SOLICITATION OF PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE ANY OF THE OTHER PROPOSALS PRESENTED FOR A VOTE AT THE SPECIAL MEETING.

33

PRINCIPAL STOCKHOLDERS

The following table sets forth as of the Record Date, June 15, 2026, the number and percentage of outstanding shares of common stock beneficially owned by:

●	Each person, individually or as a group, known to us to be deemed the beneficial owners of five percent or more of our issued and outstanding common stock;

●	Each of our directors and named executive officers; and

●	All of our directors and executive officers as a group.

The total number of shares of common stock outstanding as of the Record Date was approximately [27,724,245]. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala, Florida 34473.

Name and Address of Beneficial Owner	Shares Beneficially Owned		% Of Shares Beneficially Owned
Directors and Named Executive Officers
Thomas K. Equels, Executive Vice Chairman, Chief Executive Officer, President	129,445	(1)	[*]	%
Peter W. Rodino III, Chief Operating Officer, General Counsel, Secretary	8,458	(2)	[*]
Robert Dickey IV, Chief Financial Officer	500	(3)	[*]
William M. Mitchell, M.D., Chairman of the Board of Directors	7,510	(4)	[*]
Nancy K. Bryan, Director	2,920		[*]
David Chemerow, Director	78,441	(5)	[*]
Ted D. Kellner, Director	37,240	(6)	[*]
Directors and executive officers as a group (7 persons)	264,514		[*]	%

Five Percent Holders
Orca Capital AG	1,793,999	(7)	6.47%

* Less than 1%

(1)	For Mr. Equels, shares beneficially owned include 50,000 shares issuable upon exercise of warrants and 15,523 shares issuable upon exercise of options and excludes no shares issuable upon exercise of options not vested or not exercisable within 60 days from the Record Date.

(2)	For Mr. Rodino, shares beneficially owned include 4,440 shares issuable upon exercise of options and excludes no shares issuable upon exercise of options not vested or not exercisable within 60 days from the Record Date.

(3)	For Mr. Dickey IV, shares beneficially owned include 500 shares issuable upon exercise of options exercisable within 60 days from the Record Date.

(4)	For Dr. Mitchell, shares beneficially owned include 2,285 shares issuable upon exercise of options and excludes no shares issuable upon exercise of options not vested or not exercisable within 60 days from the Record Date. Also includes one share of common stock owned by his spouse.

(5)	For Mr. Chemerow, shares beneficially owned include 50,000 shares issuable upon exercise of warrants exercisable within 60 days from the Record Date.

(6)	For Mr. Kellner, shares beneficially owned indirectly include 37,240 shares owned by family and other trusts and annuities and a profit sharing/money purchase plan.

(7)	The information is based on a Schedule 13G/A filed with the SEC on May 12, 2026, reporting ownership of shares of common stock as of May 7, 2026, by Orca Capital AG. Amount reported represents shares of our common stock held by Orca Capital AG which has sole voting power over 1,793,999 shares of common stock and sole dispositive power over 1,793,999 shares of common stock. The address for Orca Capital AG is Sperlring 2 85276 Hettenshausen Deutschland.

34

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

SIGN, DATE AND RETURN THE PROXY CARD IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW MANY SHARES YOU OWN.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4, “FOR” PROPOSAL 5, “FOR” PROPOSAL 6, AND “FOR” PROPOSAL 7.

By Order of the Board of Directors,
Peter W. Rodino, III, Secretary

Ocala, Fla.

__________, 2026

35

APPENDIX A

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
AIM IMMUNOTECH INC.

AIM ImmunoTech Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

FIRST: This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the certificate of incorporation of the Corporation (as heretofore amended and/or restated, the “Certificate of Incorporation”).

SECOND: Subsection “D” of Article IV of the Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

D. Stock Split.1

Upon the effectiveness of the filing of this Certificate of Amendment, each [up to twenty five (25)] shares of Common Stock issued and outstanding or held in treasury immediately prior to the Effective Time shall, automatically and without any action on the part of the Corporation or the respective holders thereof, be reclassified as one (1) share of Common Stock (the “Reverse Split”); provided, however, no fractional shares of Common Stock shall be issued as a result of the Reverse Split and, in lieu thereof, upon receipt after the Effective Time by the exchange agent selected by the Corporation of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of the stock certificate(s) formerly representing shares of pre-Reverse Split Common Stock, any stockholder who would otherwise be entitled to a fractional share of post-Reverse Split Common Stock as a result of the Reverse Split, following the Effective Time (after taking into account all fractional shares of post-Reverse Split Common Stock otherwise issuable to such stockholder), shall be entitled to receive a cash payment (without interest) equal to the fractional share of post-Reverse Split Common Stock to which such stockholder would otherwise be entitled multiplied by the average of the closing sales prices of a share of the Corporation’s Common Stock (as adjusted to give effect to the Reverse Split) on the NYSE American during regular trading hours for the five (5) consecutive trading days immediately preceding the Effective Time. Each stock certificate that, immediately prior to the Effective Time, represented shares of pre-Reverse Split Common Stock shall, from and after the Effective Time, automatically and without any action on the part of the Corporation or the respective holders thereof, represent that number of whole shares of post-Reverse Split Common Stock into which the shares of pre-Reverse Split Common Stock represented by such certificate shall have been reclassified (as well as the right to receive cash in lieu of any fractional shares of post-Reverse Split Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of pre-Reverse Split Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of post-Reverse Split Common Stock into which the shares of pre-Reverse Split Common Stock represented by such certificate shall have been combined pursuant to the Reverse Split, as well as any cash in lieu of fractional shares of post-Reverse Split Common Stock to which such holder may be entitled as set forth above. The Reverse Split shall be effected on a record holder-by-record holder basis, such that any fractional shares of post-Reverse Split Common Stock resulting from the Reverse Split and held by a single record holder shall be aggregated.

THIRD: This amendment was duly adopted by the Board of Directors and stockholders of the Company in accordance with the provisions of Sections 141, 222 and 242 of the General Corporation Law of the State of Delaware.

FOURTH: All other provisions of the Certificate of Incorporation shall remain in full force and effect.

***

This Certificate of Amendment shall become effective at [__:__] [a.m./p.m.] (Eastern Time) on [________ __, 20__].

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer, this ____ day of ________, 202__.

By:
Name:
Title:	Chief Executive Officer

1 These amendments approve the combination of any number of shares of Common Stock up to twenty five (25) into one (1) share of Common Stock. By these amendments, the stockholders would approve each of the alternate amendments proposed by the Corporation’s Board of Directors. If the reverse stock split proposal is approved by stockholders, the Certificate of Amendment filed with the Secretary of State of the State of Delaware will include only that reverse stock split ratio determined by the Corporation’s Board of Directors to be in the best interests of the Corporation and its stockholders. The other amendments will be abandoned pursuant to Section 242(c) of the General Corporation Law of the State of Delaware. The Corporation’s Board of Directors may also elect not to effect any reverse stock split, in which case all proposed alternate amendments will be abandoned.

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED JUNE 15, 2026

SPECIAL MEETING OF STOCKHOLDERS OF

AIM IMMUNOTECH INC.

July 15, 2026

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access.

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Stockholders

The notice of special meeting, proxy statement and form of proxy card are available at: **https://aimimmuno.com/stockholder-meeting/**

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

071526

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______________ Date: ________ Signature of Stockholder ______________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

AIM IMMUNOTECH INC.
SPECIAL MEETING OF STOCKHOLDERS
JULY 15, 2026
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Thomas K. Equels and Peter W. Rodino III, and each or either of them, as the attorneys and proxies of the undersigned, with full power of substitution and resubstitution in each, to vote all shares of the common stock of AIM ImmunoTech Inc. which the undersigned would be entitled to vote at the Special Meeting of Stockholders to be held virtually on July 15, 2026, at 11:00 A.M. Eastern Time (including any adjournments, postponements, or continuations thereof) (the "Special Meeting").

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE. THE BOARD RECOMMENDS A VOTE "FOR" EACH OF PROPOSALS 1, 2, 3, 4, 5, 6, AND 7. IF THIS PROXY CARD IS PROPERLY EXECUTED AND RETURNED BUT NO SUCH DIRECTION IS GIVEN AS TO A PROPOSAL, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION ON THAT PROPOSAL: "FOR" EACH OF PROPOSALS 1, 2, 3, 4, 5, 6, AND 7. ONLY STOCKHOLDERS OF RECORD ON JUNE 15, 2026, MAY VOTE AT THE SPECIAL MEETING.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any postponement or adjournment thereof.

SIGN, DATE AND RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

(Continued and to be signed on the reverse side)

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